Prospectus
March 5, 2026

Share Class | Ticker	Reserve | OFFXX

Federated Hermes Money Market Management Digital Treasury Fund

A Portfolio of Federated Hermes Money Market Obligations Trust
A money market mutual fund seeking to provide current income consistent with stability of principal by investing in a portfolio of U.S. dollar cash and U.S. Treasury investments with a remaining maturity of 93 days or less and overnight repurchase agreements fully collateralized by U.S. Treasury securities.
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Fund Summary Information–Reserve Shares
Federated Hermes Money Market Management Digital Treasury Fund (the “Fund”)
RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE
The Fund is a money market fund that seeks to maintain a stable net asset value (NAV) of $1.00 per Share. The Fund’s investment objective is to provide current income consistent with stability of principal.
RISK/RETURN SUMMARY: FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold and sell the Fund’s Shares (Shares). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (fees paid directly from your investment)
RES
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
RES
Management Fee	0.15%
Other Expenses[1]	0.16%
Total Annual Fund Operating Expenses	0.31%
Fee Waivers and/or Expense Reimbursements[2]	(0.13)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.18%
1
 Other Expenses are based on estimated amounts for the current fiscal year.
2
 The Adviser and certain of its affiliates have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding acquired fund fees and expenses, interest expense, extraordinary expenses and proxy-related expenses, if any) paid by the Fund (after the voluntary waivers and/or reimbursements) will not exceed 0.18% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) April 1, 2027 or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the approval of the Trustees.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The Example assumes that you invest $10,000 for the time periods indicated and then redeem or hold all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect sales charges (loads) on reinvested dividends. If these sales charges (loads) were included, your costs would be higher. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
1 Year	$32
3 Years	$100
RISK/RETURN SUMMARY: INVESTMENTS, RISKS and PERFORMANCE
What are the Fund’s Main Investment Strategies?
The Fund invests, under normal circumstances, primarily in U.S. dollar-denominated cash, U.S. Treasury bills, notes and bonds with 93 days or less to maturity and overnight repurchase agreements fully collateralized by U.S. Treasury securities.
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The Fund invests in a manner intended to satisfy the requirements for eligible reserve assets in which payment stablecoin issuers are permitted to maintain under the Guiding and Establishing National Innovation for U.S. Stablecoins Act (otherwise referred to as the GENIUS Act) and regulations adopted thereunder, to support investment in the Fund by eligible stablecoin issuers seeking to comply with such requirements. The Fund’s strategy and portfolio may be subject to future changes in the eligible reserve requirements of the GENIUS Act or the regulations thereunder. As of the date of this Prospectus, among other limitations, the GENIUS Act limits eligible reserves to assets with remaining maturities of 93 days or less.
In pursuing its investment objective and implementing its investment strategies, the Fund will comply with Rule 2a-7 under the Investment Company Act of 1940 (“Rule 2a-7”). The Fund will operate as a “government money market fund” as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”). Government money market funds are required to invest at least 99.5% of their total assets in: (i) cash; (ii) securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities; and/or (iii) repurchase agreements that are collateralized fully. Government money market funds are not required to adopt a liquidity fee framework and accordingly the Fund has not adopted such a framework.
The Fund has also adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act such that under normal circumstances, the Fund will invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in U.S Treasury investments. The Fund will notify shareholders at least 60 days in advance of any change in this investment policy.
What are the Main Risks of Investing in the Fund?
All mutual funds take investment risks. Therefore, even though the Fund is a money market fund that seeks to maintain a stable NAV, it is possible to lose money by investing in the Fund. The primary factors that may negatively impact the Fund’s ability to maintain a stable NAV, delay the payment of redemptions by the Fund, or reduce the Fund’s daily dividends include:
■ Interest Rate Risk. Prices of fixed-income securities generally fall when interest rates rise. Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates. Very low or negative interest rates magnify interest rate risk. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also is likely to be lower or the Fund may be unable to maintain a positive return, or yield, or a stable NAV.
■ Counterparty Risk. A party to a transaction involving the Fund may fail to meet its obligations. This could cause the Fund to lose money or to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategies.
■ Risk Related to the Economy. The value of the Fund’s portfolio may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets. Global economic, political and financial conditions, including geopolitical and other events (e.g., wars, tensions, sanctions and terrorism), legislative changes or shifts in fiscal or monetary policy or reform, industry or economic trends and developments, grid congestion or capacity constraints, natural disasters or public health risks, such as epidemics or pandemics, may, from time to time, and for varying periods of time, have a significant effect on the economies of many nations, including the U.S., and financial markets generally and cause the Fund to experience volatility, illiquidity, loss of value, shareholder redemptions, and/or other potentially adverse effects.
■ Liquidity Risk. Liquidity risk is the risk that the Fund will experience significant net redemptions of Fund Shares at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.
■ Large Shareholder Risk. A significant percentage of the Fund’s shares may be owned or controlled by a large shareholder. Accordingly, the Fund can be subject to the potential for large scale inflows and outflows as a result of purchases and redemptions made by significant shareholders. These inflows and outflows could be significant and, if frequently occurring, could negatively affect the Fund’s net asset value and performance and could cause the Fund to sell securities at inopportune times in order to meet redemption requests.
■ Stablecoin Issuer Risk. Since the Fund’s principal investment strategy limits its investments to eligible reserve assets in which payment stablecoin issuers are permitted to maintain under the GENIUS Act, the Fund’s yield may be lower than other money market funds that are permitted to invest in a wider universe of investments.
■ U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasury obligations to decline.
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■ Risk Associated with Use of Amortized Cost. In the unlikely event that the Fund’s Board of Trustees (“Board”) were to determine, pursuant to Rule 2a-7, that the extent of the deviation between the Fund’s amortized cost per Share and its market-based NAV per Share may result in material dilution or other unfair results to shareholders, the Board will cause the Fund to take such action as it deems appropriate to eliminate or reduce to the extent practicable such dilution or unfair results.
■ Additional Factors Affecting Yield. There is no guarantee that the Fund will provide a certain level of income or that any such income will exceed the rate of inflation. Further, the Fund’s yield will vary. Periods of very low or negative interest rates impact, in a negative way, the Fund’s ability to maintain a positive return, or yield, or pay dividends to Fund shareholders.
■ Technology Risk. The Adviser uses various technologies in managing the Fund, consistent with its investment objective(s) and strategy described in this Prospectus. For example, proprietary and third-party data and systems are utilized to support decision making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.
Performance: Bar Chart and Table
A performance bar chart and total return information for the Fund will be provided after the Fund has been in operation for a full calendar year. Updated performance information for the Fund is available under the “Products” section at FederatedHermes.com/us or by calling toll free at (+1) 866-858-2195 or at (+1) 508-871-3572.
FUND MANAGEMENT
The Fund’s Investment Adviser is Federated Investment Management Company.
Purchase and Sale of Fund Shares
Shares are offered to certain banks, trust institutions, individuals, stablecoin issuers and other institutional investors investing for their own accounts or for accounts of their customers. Although the Fund does not currently employ blockchain technology or invest in crypto assets, Fund Shares are expected to be used primarily by participants in the broader blockchain ecosystem, and Fund Shares may be purchased and held through intermediaries that use blockchain technology to maintain a record of share ownership for their customers. The Fund offers a single Share class, Reserve Shares, that do not currently employ blockchain technology to maintain a record of share ownership. However, in the future, the Fund may seek to employ blockchain technology to maintain a record of share ownership with respect to the Reserve Shares or additional share classes.
You may purchase or redeem Shares of the Fund on any day the New York Stock Exchange (NYSE) is open. Shares may be purchased through a financial intermediary or directly from the Fund, by wire or by check. Please note that certain purchase restrictions may apply. Redeem or exchange Shares through a financial intermediary or directly from the Fund by telephone toll free at (+1) 866-858-2195, at (+1) 508-871-3572, or by mail.
The minimum initial investment amount for the Fund’s RS class is generally $10,000 and there is no minimum subsequent investment amount. There is no minimum initial or subsequent investment amount required for employer-sponsored retirement plans; however, such accounts remain subject to the Fund’s policy on “Accounts with Low Balances” as discussed later in this Prospectus. Certain types of accounts are eligible for lower minimum investments.
Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. If an intermediary’s aggregate account (omnibus account) meets the Fund’s investment minimum requirements, there is no minimum requirement for the underlying sub-accounts. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.
Tax Information
The Fund’s distributions are taxable as ordinary income or capital gains except when your investment is through a 401(k) plan, an Individual Retirement Account or other tax-advantaged investment plan.
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Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
What are the Fund’s Investment Strategies?
The Fund’s investment objective is to provide current income consistent with stability of principal. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus.
The Fund invests, under normal circumstances, primarily in U.S. dollar-denominated cash, U.S. Treasury bills, notes and bonds with 93 days or less to maturity and overnight repurchase agreements fully collateralized by U.S. Treasury securities.
The Fund invests in a manner intended to satisfy the requirements for eligible reserve assets in which payment stablecoin issuers are permitted to maintain under the Guiding and Establishing National Innovation for U.S. Stablecoins Act (otherwise referred to as the GENIUS Act) and regulations adopted thereunder, to support investment in the Fund by eligible stablecoin issuers seeking to comply with such requirements. The Fund’s strategy and portfolio may be subject to future changes in the eligible reserve requirements of the GENIUS Act or the regulations thereunder. As of the date of this Prospectus, among other limitations, the GENIUS Act limits eligible reserves to assets with remaining maturities of 93 days or less.
The Fund’s Adviser targets a dollar-weighted average portfolio maturity (WAM) range based upon its interest rate outlook. The Adviser formulates its interest rate outlook by analyzing a variety of factors, such as:
■ current U.S. economic activity and the economic outlook;
■ current short-term interest rates;
■ the Federal Reserve Board’s policies regarding short-term interest rates; and
■ the potential effects of foreign economic activity on U.S. short-term interest rates.
The Adviser generally shortens the portfolio’s WAM when it expects interest rates to rise and extends the WAM when it expects interest rates to fall. This strategy seeks to enhance the returns from favorable interest rate changes and reduce the effect of unfavorable changes. The Adviser selects securities used to shorten or extend the portfolio’s WAM by comparing the returns currently offered by different investments to their historical and expected returns.
The Fund will: (1) maintain a WAM of 60 days or less; and (2) maintain a weighted average life (WAL) of 120 days or less. However, consistent with the GENIUS Act, the Fund does not intend to invest in securities with a remaining maturity of more than 93 days, and therefore expects to have a WAL of 93 days or less. Certain of the securities in which the Fund invests may pay interest at a rate that is periodically adjusted (“Adjustable Rate Securities”). For purposes of calculating WAM, the maturity of an Adjustable Rate Security generally will be the period remaining until its next interest rate adjustment. For purposes of calculating WAL, the maturity of an Adjustable Rate Security will be its stated final maturity, without regard to interest rate adjustments; accordingly, the 120 day WAL limitation could serve to limit the Fund’s ability to invest in Adjustable Rate Securities.
In pursuing its investment objective and implementing its investment strategies, the Fund will comply with Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”) (“Rule 2a-7”). The Fund will operate as a “government money market fund” as such term is defined or interpreted under Rule 2a-7 under the Investment Company Act of 1940 (Rule 2a-7). Government money market funds are required to invest at least 99.5% of their total assets in: (i) cash; (ii) securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities; and/or (iii) repurchase agreements that are collateralized fully. Government money market funds are not required to adopt a liquidity fee framework and accordingly the Fund has not adopted such a framework.
The Fund has also adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act such that under normal circumstances, the Fund will invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in U.S Treasury investments. The Fund will notify shareholders at least 60 days in advance of any change in this investment policy.
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TEMPORARY CASH POSITIONS
The Fund may temporarily depart from its principal investment strategies by holding cash. It may do this in response to unusual circumstances such as: adverse market, economic or other conditions (for example, during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. Such temporary cash positions could affect the Fund’s investment returns and/or the Fund’s ability to achieve its investment objective.
What are the Fund’s Principal Investments?
The following provides general information on the Fund’s principal investments. The Fund’s Statement of Additional Information (SAI) provides information about the Fund’s non-principal investments and may provide additional information about the Fund’s principal investments.
U.S. Treasury Securities
U.S. Treasury securities are direct obligations of the federal government of the United States. U.S. Treasury securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the U.S. Treasury must repay the principal amount of the security, normally within a specified time.
Repurchase Agreements
Repurchase agreements are transactions in which the Fund buys a security from a dealer, bank or other financial institution and agrees to sell the security back at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with dealers, banks and other financial institutions deemed creditworthy by the Adviser. A repurchase agreement executed with a dealer or bank may be submitted to a clearing agency and, upon acceptance, the clearing agency becomes the counterparty to the repurchase agreement.
The Fund’s custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.
Repurchase agreements are subject to credit risk since it is possible for the counterparty to default on its obligations under the agreement at a time when the purchased securities have declined in value or the insolvency of the counterparty results in certain costs and delays in being able to sell the purchased securities.
Additional Information Regarding the Security Selection Process
As part of analysis in its security selection process, among other factors, the Adviser also evaluates whether environmental, social and governance factors could have a positive or negative impact on the risk/return profiles of many issuers or guarantors in the universe of securities in which the Fund may invest. This may include primary information that the Adviser and its affiliates capture through direct interactions or engagements with issuers or guarantors. Such interactions and engagements are undertaken to seek to improve long-term risk-adjusted returns and to create long-term value for investors, consistent with applicable fiduciary duties and relevant objectives. The level of interaction with a company, governmental body or other entity (as applicable) can be subject to any limitations required, either explicitly or implicitly, in the jurisdiction in which a company, governmental body or other entity (as applicable) is domiciled in an effort to comply with applicable laws and/or to avoid legal or regulatory risk for the Fund and/or investors. This qualitative analysis does not automatically result in including or excluding specific securities but may be used by Federated Hermes as an additional input in its primary analysis.
What are the Specific Risks of Investing in the Fund?
The following provides general information on the risks associated with the Fund’s principal investments. These are the primary factors that may negatively impact the Fund’s ability to maintain a stable NAV, delay the payment of redemptions by the Fund or reduce the Fund’s daily dividends. Any additional risks associated with the Fund’s non-principal investments are described in the Fund’s SAI. The Fund’s SAI also may provide additional information about the risks associated with the Fund’s principal investments.
INTEREST RATE RISK
Prices of fixed-income securities rise and fall in response to changes in interest rates. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.
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Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates. It is difficult to predict the pace at which central banks or monetary authorities may increase interest rates or the timing, frequency, or magnitude of such increases. Any such changes could be sudden and could expose the fixed-income market to heightened volatility and could cause the value of a Fund’s investments to decline, potentially suddenly and significantly. Money market funds try to minimize this risk by purchasing short-term securities. Negative or very low interest rates magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, have unpredictable effects on markets and expose debt and related markets to heightened volatility and may detract from Fund performance to the extent a Fund is exposed to such interest rates and/or volatility. During periods when interest rates are low or there are negative interest rates, a Fund’s yield (and total return) also is likely to be low or otherwise adversely affected or the Fund may be unable to maintain a positive return, or yield, or minimize the volatility of the Fund’s NAV per share or maintain a stable NAV.
COUNTERPARTY RISK
A party to a transaction involving the Fund may fail to meet its obligations. This could cause the Fund to lose money or to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategies.
Risk Related to the Economy
The value of the Fund’s portfolio may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets based on negative developments in the U.S. and global economies. Global economic, political and financial conditions, including geopolitical events and tensions (such as between the U.S. and Russia, China, Iran, North Korea and Venezuela), legislative changes or shifts in fiscal or monetary policy or reform, industry or economic trends and developments, grid congestion or capacity constraints, natural disasters and/or public health risks, such as epidemics or pandemics, may, from time to time, and for varying periods of time, have a significant effect on the economies of many nations, including the U.S., and financial markets generally and lead to volatility, illiquidity and/or other potentially adverse effects in the financial markets, including the fixed-income market.
The commencement, or threat thereof, continuation or ending of government policies and economic stimulus programs, changes in monetary policy, tariffs and other trade restrictions, political or economic sanctions, increases or decreases in interest rates, or other factors or events that affect the financial markets, including the fixed-income markets, may contribute to the development of or increase in volatility, illiquidity, shareholder redemptions and other adverse effects which could negatively impact the Fund’s performance. For example, the value of certain portfolio securities may rise or fall in response to changes in interest rates, which could result from a change in government policies, and has the potential to cause investors to move out of certain portfolio securities, including fixed-income securities, on a large scale across the market. This may increase redemptions from funds that hold impacted securities. Such a market event could result in decreased liquidity and increased volatility in the financial markets. Market factors, such as the demand for particular portfolio securities, may cause the price of certain portfolio securities to fall while the prices of other securities rise or remain unchanged.
Economies and financial markets throughout the world are becoming increasingly interconnected. In particular, the ongoing hostilities in the Middle East and between Russia and Ukraine as well as the Chinese government’s substantial control over the Chinese economy and other governmental actions, and any escalation of, or sanctions or developments related to, these events and actions, present material uncertainty and risk with respect to markets globally and the performance of the Fund, and its investments or operations could be negatively impacted whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries or regions directly affected.
LIQUIDITY RISK
Liquidity risk is the risk that the Fund will experience significant net redemptions of Fund Shares at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. An inability to sell portfolio securities may result from adverse market developments or investor perceptions regarding the portfolio securities. While the Fund endeavors to maintain a high level of liquidity in its portfolio so that it can satisfy redemption requests, the Fund’s ability to sell portfolio securities can deteriorate rapidly due to credit events affecting particular issuers or credit enhancement providers, or due to general market conditions and a lack of willing buyers.
Large Shareholder Risk
A significant percentage of the Fund’s shares may be owned or controlled by a large shareholder. Accordingly, the Fund can be subject to the potential for large scale inflows and outflows as a result of purchases and redemptions made by significant shareholders. These inflows and outflows could be significant and, if frequently occurring, could negatively affect the Fund’s net asset value and performance and could cause the Fund to sell securities at inopportune times in order to meet redemption requests.
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STABLECOIN ISSUER RISK
Since the Fund’s principal investment strategy limits its investments to eligible reserve assets in which payment stablecoin issuers are permitted to maintain under the GENIUS Act, the Fund’s yield may be lower than other money market funds that are permitted to invest in a wider universe of investments.
U.S. TREASURY OBLIGATIONS RISK
U.S. Treasury Obligations have historically involved minimal risk of loss of principal if held to maturity. Securities issued or guaranteed by the U.S. Treasury are backed by the full faith and credit of the United States, but are guaranteed only as to the timely payment of interest and principal when held to maturity, and the market prices for such securities will fluctuate. Notwithstanding that U.S. Treasury Obligations are backed by the full faith and credit of the United States, circumstances could arise that would prevent the timely payment of interest or principal, which could result in losses to the Fund (e.g., Congressional debt ceiling impasses). Such non-payment could result in losses to and redemptions from the Fund and substantial negative consequences for the U.S. economy and the global financial system.
RISK ASSOCIATED WITH USE OF AMORTIZED COST
In the unlikely event that the Fund’s Board of Trustees (“Board”) were to determine, pursuant to Rule 2a-7, that the extent of the deviation between the Fund’s amortized cost per share and its market-based NAV per share may result in material dilution or other unfair results to shareholders, the Board will cause the Fund to take such action as it deems appropriate to eliminate or reduce, to the extent practicable, such dilution or unfair results, including, but not limited to, considering suspending redemption of Shares and liquidating the Fund under Rule 22e-3 under the Investment Company Act of 1940.
ADDITIONAL FACTORS AFFECTING YIELD
There is no guarantee that the Fund will provide a certain level of income or that any such income will exceed the rate of inflation. Further, the Fund’s yield will vary. A low or negative interest rate environment may prevent the Fund from providing a positive return, or yield, or paying Fund expenses out of current income and could impair the Fund’s ability to maintain a stable NAV. The Fund’s yield could also be negatively affected (both in absolute terms and as compared to other money market funds) by aspects of its investment program (for example, its investment policies, strategies or limitations) or its operational policies (for example, its cut-off time for purchases and redemptions of Shares).
technology Risk
The Adviser uses various technologies in managing the Fund, consistent with its investment objective(s) and strategy described in this Prospectus. For example, proprietary and third-party data and systems are utilized to support decision-making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.
What Do Shares Cost?
CALCULATION OF NET ASSET VALUE
The Fund attempts to stabilize the NAV of its Shares at $1.00 by valuing the portfolio securities using the amortized cost method. In addition, for regulatory purposes, the Fund calculates a market-based (or shadow) NAV per Share on a daily basis for purposes of confirming that its NAV continues to approximate fair value. For purposes of calculating the shadow NAV and monitoring its comparison to the amortized cost-based NAV, pursuant to Rule 2a-5 under the Investment Company Act, the Board has designated the Adviser as the Fund’s valuation designee to perform any fair value determinations for securities and other assets held by the Fund. The Adviser, acting through its “Valuation Committee” is responsible for determining the fair value of investments in the shadow NAV for which market quotations are not readily available. The Valuation Committee is comprised of officers of the Adviser and certain of the Adviser’s affiliated companies and determines fair value and oversees the calculation of the NAV. The Valuation Committee is subject to Board oversight and certain reporting and other requirements intended to provide the Board the information it needs to oversee the Adviser’s fair value determinations. The Fund cannot guarantee that its NAV will always remain at $1.00 per Share. The Fund does not charge a front-end sales charge.
You can purchase, redeem or exchange Shares any day the NYSE is open (a “Regular Business Day”). You may also be able to purchase and redeem (but not exchange) Shares on certain days that the NYSE is closed on an unscheduled basis due to unforeseen or emergency circumstances, if the Fund’s Board determines to allow Fund Share transactions on such days (a “Special Trading Day”). If the Fund declares a Special Trading Day, information regarding shareholder trading activities for the Special Trading Day (such as when NAV, and entitlement to that day’s dividend, will be determined) will be available by calling the Fund toll free at (+1) 866-858-2195 or at (+1) 508-871-3572 and will be posted
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on FederatedHermes.com/us. The information set forth in this Prospectus regarding times relevant to NAV determination and dividend entitlement applies only to Regular Business Days. Please note that the times that might be specified for NAV determination and dividend entitlement on a Special Trading Day would not necessarily be the same as set forth in this Prospectus with respect to Regular Business Days. Although Federated Hermes will attempt to make such information available in advance of a particular Special Trading Day, given the nature of Special Trading Days, it may not be able to do so until the morning of the Special Trading Day.
When the Fund receives your transaction request in proper form (as described in this Prospectus under the sections entitled “How to Purchase Shares” and “How to Redeem and Exchange Shares”), it is processed at the next determined NAV. NAV is generally determined at 4:00 p.m. Eastern time each day the NYSE is open; except that on the day after Thanksgiving and Christmas Eve (when Christmas Eve falls on a weekday), NAV will be determined at 3:00 p.m. Eastern time. The times as of when NAV is determined, and when orders must be placed, may be changed as permitted by the SEC.
Because the Fund operates as a money market fund and seeks to maintain a stable $1.00 price per share, a low or negative interest rate environment could impact the Fund’s ability to maintain a stable $1.00 share price. If the Fund has a negative gross yield as a result of negative interest rates (a “negative interest rate event”), the Fund may reduce the number of shares outstanding on a pro rata basis through a reverse distribution mechanism (RDM) to seek to maintain a stable $1.00 price per share, to the extent permissible by applicable law and the Fund’s organizational documents and subject to a determination by the Board that implementing an RDM is in the best interests of the Fund and its shareholders. Alternatively, if the Fund has a negative interest rate event and/or the Board determines that it is no longer in the best interests of the Fund and its shareholders to maintain a stable price of $1.00 per share, the Board has the right to discontinue the use of a stable NAV of $1.00 per share and establish a fluctuating NAV per share rounded to four decimal places. If the Fund uses an RDM, the Fund will maintain a stable price per share, despite losing value, by reducing the number of its outstanding shares. Investors in the Fund would observe a stable share price but a declining number of shares for their investment. If the Fund converts to a fluctuating NAV under these circumstances, the Fund’s losses will be reflected through a declining share price. The Fund will notify shareholders of any such change. Shareholders should discuss any tax implications of implementing an RDM or converting to a fluctuating NAV with their tax adviser.
How is the Fund Sold?
Although the Fund does not currently employ blockchain technology or invest in crypto assets, Fund Shares are expected to be used primarily by participants in the broader blockchain ecosystem, and Fund Shares may be purchased and held through intermediaries that use blockchain technology to maintain a record of share ownership for their customers. The Fund offers a single Share class, Reserve Shares, that do not currently employ blockchain technology to maintain a record of share ownership. However, in the future, the Fund may seek to employ blockchain technology to maintain a record of share ownership with respect to the Reserve Shares or additional share classes.
Under the Distributor’s Contract with the Fund, the Distributor, Federated Securities Corp., offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Hermes, Inc. (“Federated Hermes”).
The Fund’s Distributor markets the Shares described in this Prospectus to entities holding Shares in an agency or fiduciary capacity, financial institutions, financial intermediaries and institutional investors or to individuals, directly or through financial intermediaries.
Payments to Financial Intermediaries
The Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Fund, with the actual fee payment terms subject to an agreement with the financial intermediary.
SERVICE FEES
The Fund may pay Service Fees of up to 0.25% of average net assets to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated Hermes, for providing services to shareholders and maintaining shareholder accounts. Intermediaries that receive Service Fees may include a company affiliated with management of Federated Hermes. If a financial intermediary receives Service Fees on an account, it is not eligible to also receive Account Administration Fees on that same account. The Fund has no present intention of paying, accruing or incurring any such Service Fees on the RS class until such time as approved by the Fund’s Board of Trustees.
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ACCOUNT ADMINISTRATION FEES
The Fund may pay Account Administration Fees of up to 0.25% of average net assets to banks that are not registered as broker-dealers or investment advisers for providing administrative services to the Fund and its shareholders. If a financial intermediary receives Account Administration Fees on an account, it is not eligible to also receive Service Fees or Recordkeeping Fees on that same account. The Fund has no present intention of paying, accruing or incurring any such Account Administration Fees on the RS class until such time as approved by the Fund’s Board of Trustees.
RECORDKEEPING FEES
The Fund may pay Recordkeeping Fees on an average-net-assets basis or on a per-account-per-year basis to financial intermediaries for providing recordkeeping services to the Fund and its shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.
NETWORKING FEES
The Fund may reimburse Networking Fees on a per-account-per-year basis to financial intermediaries for providing administrative services to the Fund and its shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.
ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES AND OTHER PERSONS
The Distributor may pay, out of its own resources, amounts to certain financial intermediaries, including broker-dealers, banks, registered investment advisers, independent financial planners and retirement plan administrators, and other persons, that support the sale of Shares or provide services to the Fund and/or its shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons or other persons to recommend or sell Shares of the Fund to you. Not all financial intermediaries and other persons receive such payments and the amount of compensation may vary. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s Prospectus and described above because they are not paid by the Fund.
These payments are negotiated and may be based on such factors as: the number or value of Shares that the financial intermediary or other person sells, may sell or arrange for the sale of Shares; the value of client assets invested; the level and types of services or support furnished by the financial intermediary; or the Fund’s and/or other Federated Hermes funds’ relationship with the financial intermediary. These payments may be in addition to payments, as described above, made by the Fund to the financial intermediary or other person. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated Hermes funds, within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. You can ask your financial intermediary, or any other person that provides services to you, for information about any payments it receives from the Distributor or the Fund and any services provided, as well as about fees and/or commissions it charges.
How to Purchase Shares
Shares are offered to certain banks, trust institutions, individuals, stablecoin issuers and other institutional investors investing for their own accounts or for accounts of their customers. Although the Fund does not currently employ blockchain technology or invest in crypto assets, Fund Shares are expected to be used primarily by participants in the broader blockchain ecosystem, and Fund Shares may be purchased and held through intermediaries that use blockchain technology to maintain a record of share ownership for their customers.
The Fund offers a single Share class, Reserve Shares, that do not currently employ blockchain technology to maintain a record of share ownership. However, in the future, the Fund may seek to employ blockchain technology to maintain a record of share ownership with respect to the Reserve Shares or additional share classes.
You may purchase all Shares through a financial intermediary. The Fund reserves the right to reject any request to purchase Shares. New investors must submit a completed New Account Form.
Exchanges between the Fund and other Federated Hermes funds are not permitted. For important account information, see the section “Security and Privacy Protection.”
The minimum initial investment for Reserve Shares is generally $10,000 and there is no subsequent investment amount.
There is no minimum initial or subsequent investment amount required for employer-sponsored retirement plans; however, such accounts remain subject to the Fund’s policy on “Accounts with Low Balances” as discussed later in this Prospectus.
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An investor’s minimum investment is calculated by combining all accounts it maintains with the Fund. Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. If an intermediary’s aggregate account (omnibus account) meets the minimum requirements, there is no minimum requirement for the underlying sub-accounts. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.
THROUGH A FINANCIAL INTERMEDIARY
Submit your purchase order to your financial intermediary by the time specified by your financial intermediary. Financial intermediaries are responsible for promptly submitting purchase orders and payment to the Fund by electronic means permitted by the Fund, or according to the instructions in the sections “By Telephone” or “By Mail” below.
If your financial intermediary submits your order electronically, your order will be processed and you will be entitled to dividends pursuant to operating procedures established by the Fund. If your financial intermediary submits your order by telephone or by mail, your order will be processed and you will be entitled to dividends as outlined in the section “By Telephone” or the section “By Mail” below.
If you deal with a financial intermediary, you will have to follow the financial intermediary’s procedures for transacting with the Fund. For more information about how to purchase Shares through your financial intermediary, you should contact your financial intermediary directly.
DIRECTLY FROM THE FUND
By Telephone
You may purchase Shares by calling the Fund toll free at (+1) 866-858-2195 or at (+1) 508-871-3572.
Your purchase will be priced at the NAV next calculated after the Fund receives your order. Receipt of a purchase order by a financial intermediary will be deemed received by the Fund to the extent that such financial intermediary has been duly authorized by the Fund to accept such orders.
If you call the Fund or a duly authorized intermediary by 4:00 p.m. Eastern time (or 3:00 p.m. Eastern time on those days when the NAV is determined at 3:00 p.m. Eastern time) and send your payment by wire by the close of the Federal Reserve wire transfer system, you will be entitled to that day’s dividend.
Send your wire to:
B N Y Mellon Investment Servicing (U.S.) Incorporated
as Agent for Federated Investor
118 Flanders Road, Westborough, MA 01581
Dollar Amount of Wire
ABA Number 11001234
Credit/DDA: 746746
[Fund Name and Number and Account Number]
If the Fund does not receive your purchase wire by the close of the Federal Reserve wire transfer system on your designated settlement date, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or BNY Mellon Investment Servicing (U.S.) Incorporated., the Fund’s transfer agent.
You cannot purchase Shares by wire on days when wire transfers are restricted, even if the NYSE is open on such days (for example, Columbus Day and Veterans Day). The Fund does not consider wire purchase requests received on such days to be in proper form and will not process such requests.
By Mail
You may purchase Shares by sending your check payable to The Federated Hermes Funds at the following address:
Federated Hermes
PO Box 534404
Pittsburgh, PA 15253-4404
If you send your check by a private courier or overnight delivery service that requires a street address, send it to:
Federated Hermes
Attention 534404
1350 Penn Ave. Suite 102
Pittsburgh, PA 15222
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Please note your account number on your check. Payment should be made in U.S. dollars and drawn on a U.S. bank. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or BNY Mellon Investment Servicing (U.S.) Incorporated., the Fund’s transfer agent. The Fund reserves the right to reject any purchase request. For example, to protect against check fraud, the Fund may reject any purchase request involving a check that is not made payable to The Federated Hermes Funds (including, but not limited to, requests to purchase Shares using third-party checks) or involving temporary checks or credit card checks.
Your order will be priced at the NAV next calculated after the Fund receives your check and you will be entitled to dividends beginning on the day the check is converted into federal funds (normally the business day after the check is received).
THROUGH AN EXCHANGE
The Fund does not offer exchanges from any other Federated Hermes fund.
BY AUTOMATED CLEARING HOUSE (ACH)
Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.
How to Redeem Shares
You should redeem Shares:
■ through a financial intermediary if you purchased Shares through a financial intermediary; or
■ directly from the Fund if you purchased Shares directly from the Fund.
Redemption proceeds are wired or mailed within one business day for each method of payment after receiving a timely request in proper form. Depending upon the method of payment, when shareholders receive redemption proceeds can differ. Payment may be delayed under certain circumstances (see “Limitations on Redemption Proceeds”).
For important account information, see the section “Security and Privacy Protection.”
THROUGH A FINANCIAL INTERMEDIARY
Submit your redemption request to your financial intermediary by the time specified by your financial intermediary. Financial intermediaries are responsible for promptly submitting redemption requests to the Fund by electronic means permitted by the Fund, or according to the instructions in the sections “By Telephone” or “By Mail” below.
If your financial intermediary submits your redemption request electronically, your request will be processed and your proceeds will be paid pursuant to operating procedures established by the Fund. If your financial intermediary submits your redemption request by telephone or by mail, your request will be processed and your proceeds will be paid as outlined in the section “By Telephone” or the section “By Mail” below.
If you deal with a financial intermediary, you will have to follow the financial intermediary’s procedures for transacting with the Fund. For more information about how to redeem Shares through your financial intermediary, you should contact your financial intermediary directly.
DIRECTLY FROM THE FUND
By Telephone
You may redeem Shares by calling the Fund toll free at (+1) 866-858-2195 or at (+1) 508-871-3572.
Your redemption request will be priced at the NAV next calculated after the request is received by the Fund. Receipt of a redemption order by a financial intermediary will be deemed received by the Fund to the extent that such financial intermediary has been duly authorized by the Fund to accept such orders.
If you call the Fund or a duly authorized intermediary by 4:00 p.m. Eastern time (or 3:00 p.m. Eastern time on those days when the NAV is determined at 3:00 p.m. Eastern time), and your redemption proceeds are wired to you the same day, you will not be entitled to that day’s dividend.
If you call the Fund or a duly authorized intermediary after 4:00 p.m. Eastern time (or 3:00 p.m. Eastern time on those days when the NAV is determined at 3:00 p.m. Eastern time), you will be entitled to that day’s dividend and your redemption proceeds will be sent to you the following business day.
By Mail
You may redeem Shares by mailing a written request to the Fund.
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Your redemption request will be priced at the NAV next calculated after the Fund receives your written request in proper form. If your redemption proceeds are wired to you the same day your order is priced, you will not be entitled to that day’s dividend. If a check for your redemption proceeds is mailed to you on the next business day after your request is priced, you will be entitled to dividends through the day on which the Fund priced your request.
Send requests by mail to:
Federated Hermes
PO Box 534404
Pittsburgh, PA 15253-4404
Send requests by private courier or overnight delivery service to:
Federated Hermes
Attention 534404
1350 Penn Ave. Suite 102
Pittsburgh, PA 15222
All requests must include:
■ Fund Name and Share Class, account number and account registration;
■ amount to be redeemed; and
■ signatures of all shareholders exactly as registered.
Call your financial intermediary or the Fund if you need special instructions.
Signature Guarantees
Signatures must be guaranteed by a financial institution which is a participant in a Medallion signature guarantee program if:
■ your redemption will be sent to an address other than the address of record;
■ your redemption will be sent to an address of record that was changed within the last 30 days;
■ a redemption is payable to someone other than the shareholder(s) of record; or
■ transferring into another fund with a different shareholder registration.
A Medallion signature guarantee is designed to protect your account from fraud. Obtain a Medallion signature guarantee from a bank or trust company, savings association, credit union or broker, dealer or securities exchange member. A notary public cannot provide a signature guarantee.
PAYMENT METHODS FOR REDEMPTIONS
Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:
■ An electronic transfer to your account at a financial institution that is an ACH member; or
■ Wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.
Methods the Fund May Use to Meet Redemption Requests
The Fund intends to pay Share redemptions in cash. To ensure that the Fund has cash to meet Share redemptions on any day, the Fund typically expects to hold a cash or cash equivalent reserve or sell portfolio securities.
In unusual or stressed circumstances, the Fund may generate cash in the following way:
■ Inter-fund Borrowing and Lending. The SEC has granted an exemption that permits the Fund and all other funds advised by subsidiaries of Federated Hermes (“Federated Hermes funds”) to lend and borrow money for certain temporary purposes directly to and from other Federated Hermes funds. Inter-fund borrowing and lending is permitted only: (a) to meet shareholder redemption requests; (b) to meet commitments arising from “failed” trades; and (c) for other temporary purposes. All inter-fund loans must be repaid in seven days or less.
LIMITATIONS ON REDEMPTION PROCEEDS
Redemption proceeds will be wired or mailed within one business day after receiving a request in proper form. The Fund may delay the payment of redemption proceeds in the following circumstances:
■ to allow your purchase to clear (as discussed below); or
■ during any period when the Federal Reserve wire or Federal Reserve banks are closed (in which case redemption proceeds will be wired within one business day after the reopening of the Federal Reserve wire or Federal Reserve banks).
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In addition, the Fund may suspend redemptions, or delay the payment of redemption proceeds, in the following circumstances:
■ during any period when the NYSE is closed or restricted (in which case redemption proceeds will be wired within one business day after the reopening of the NYSE);
■ during any period in which an emergency exists as a result of which: (1) disposal of the securities owned by the Fund is not reasonably practicable; or (2) it is not reasonably practicable for the Fund to fairly determine the net asset value of its shares;
■ during any period during which the SEC has, by rule or regulation, deemed that: (1) trading shall be restricted; or (2) an emergency exists;
■ during any period that the SEC may by order permit for your protection; or
■ during any period during which the Fund as part of a necessary liquidation of the Fund, has properly postponed and/or suspended redemption of Shares and payment in accordance with federal securities laws.
If you request a redemption of Shares recently purchased by check (including a cashier’s check or certified check), money order, bank draft or ACH, your redemption proceeds may not be made available for up to seven calendar days to allow the Fund to collect payment on the instrument used to purchase such Shares. If the purchase instrument does not clear, your purchase order will be canceled and you will be responsible for any losses incurred by the Fund as a result of your canceled order.
Pursuant to rules under Section 22(e) of the 1940 Act, while it is unlikely that the Fund’s weekly liquid assets would fall below 10% given the Fund’s investment strategy and operation as a government money market fund, the Board, in its discretion, may suspend redemptions in the Fund and approve the liquidation of the Fund if the Fund’s weekly liquid assets were to fall below 10% and the Board determines it would not be in the best interests of the Fund to continue operating. The Board also may suspend redemptions in the Fund and approve the liquidation of the Fund if the Board determines that the deviation between the Fund’s amortized cost price per share and its market-based NAV may result in material dilution or other unfair results to investors or existing shareholders. Prior to suspending redemptions, the Fund would be required to notify the SEC of its decision to liquidate and suspend redemptions. If the Fund ceases honoring redemptions and determines to liquidate, the Fund expects that it would notify shareholders on the Fund’s website or by press release. Distributions to shareholders of liquidation proceeds may occur in one or more disbursements.
You will not accrue interest or dividends on uncashed redemption checks from the Fund when checks are undeliverable and returned to the Fund.
exchange privilege
Exchanges between the Fund and another Federated Hermes fund are not permitted.
ADDITIONAL CONDITIONS
Telephone Transactions
The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.
Share Certificates
The Fund does not issue share certificates.
Security and Privacy Protection
ONLINE ACCOUNT and TELEPHONE ACCESS SECURITY
Federated Hermes will not be responsible for losses that result from unauthorized transactions, unless Federated Hermes does not follow procedures designed to verify your identity. When initiating a transaction by telephone or online, shareholders should be aware that any person with access to your account and other personal information including PINs (Personal Identification Numbers) may be able to submit instructions by telephone or online. Shareholders are responsible for protecting their identity by using strong usernames and complex passwords which utilize combinations of mixed case letters, numbers and symbols, and change passwords and PINs frequently.
The Transfer Agent or the Fund will employ reasonable procedures to confirm that telephone transaction requests are genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you written confirmation, or requiring other confirmation security procedures. The Transfer Agent, the Fund and any of its affiliates will not be liable for relying on instructions submitted by telephone that the Fund reasonably believes to be genuine.
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ANTI-MONEY LAUNDERING COMPLIANCE
To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify and record information that identifies each new customer who opens a Fund account and to determine whether such person’s name appears on governmental lists of known or suspected terrorists or terrorist organizations. Pursuant to the requirements under the USA PATRIOT Act, the information obtained will be used for compliance with the USA PATRIOT Act or other applicable laws, regulations and rules in connection with money laundering, terrorism or other illicit activities.
Information required includes your name, residential or business address, date of birth (for an individual), and other information that identifies you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required information is not provided. If, after reasonable effort, the Fund is unable to verify your identity or that of any other person(s) authorized to act on your behalf, or believes it has identified potentially suspicious, fraudulent or criminal activity, the Fund reserves the right to close your account and redeem your shares at the next calculated NAV without your permission. Any applicable contingent deferred sales charge (CDSC) will be assessed upon redemption of your shares.
The Fund has a strict policy designed to protect the privacy of your personal information. A copy of Federated Hermes’ privacy policy notice was given to you at the time you opened your account. The Fund sends a copy of the privacy notice to you annually. You may also obtain the privacy notice by calling the Fund, or through FederatedHermes.com/us.
Account and Share Information
ACCOUNT ACTIVITY
You will receive periodic statements reporting all account activity and dividends paid by the Fund.
DIVIDENDS AND CAPITAL GAINS
The Fund declares any dividends daily and pays them monthly to shareholders.
Dividends are based on estimates of income, expenses and shareholder activity for the Fund. Actual income, expenses and shareholder activity may differ from estimates and differences, if any, will be included in the calculation of subsequent dividends. You may obtain the Fund’s daily dividend factor by calling the Fund toll free at (+1) 866-858-2195 or at (+1) 508-871-3572 or at FederatedHermes.com/us.
From time to time, the Fund may realize capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends. The Fund pays any capital gains at least annually, and may make such special distributions of dividends and capital gains as may be necessary to meet applicable regulatory requirements. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments. Dividends may also be reinvested without sales charges in shares of any class of any other Federated Hermes fund of which you are already a shareholder.
Important information regarding the Fund’s distributions, including the percentage of the Fund’s distributions that are attributable to capital gains during the calendar year (if any), is available via the link to the Fund and share class name at FederatedHermes.com/us/FundInformation.
Small Distributions and Uncashed Checks
Generally, dividend and/or capital gain distributions payable by check in an amount of less than $25 will be automatically reinvested in additional shares. This policy does not apply if you have elected to receive cash distributions that are directly deposited into your bank account via wire or ACH.
Additionally, if one or more dividend or capital gain distribution checks are returned as “undeliverable,” or remain uncashed for 180 days, all subsequent dividend and capital gain distributions will be reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution checks. For questions on whether reinvestment applies to your distributions, please contact the Fund toll free at (+1) 866-858-2195 or at (+1) 508-871-3572.
Certain states, including the State of Texas, have laws that allow shareholders to designate a representative to receive abandoned or unclaimed property (“escheatment”) notifications by completing and submitting a designation form that generally can be found on the official state website. If a shareholder resides in an applicable state and elects to designate a representative to receive escheatment notifications, escheatment notices generally will be delivered as required by such state laws, including, as applicable, to both the shareholder and the designated representative. A completed designation form may be mailed to the Fund (if Shares are held directly with the Fund) or to the shareholder’s financial intermediary (if Shares are not held directly with the Fund). Shareholders should refer to relevant state law for the shareholder’s specific rights and responsibilities under his or her state’s escheatment law(s), which can generally be found on a state’s official website.
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ACCOUNTS WITH LOW BALANCES
Federated Hermes reserves the right to close accounts if redemptions cause the account balance to fall below:
■ $10,000 for the RS class
Before an account is closed, you will be notified and allowed at least 30 days to purchase additional Shares to meet the minimum.
TAX INFORMATION
The Fund and/or your financial intermediary provides year-end tax information and an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable at different rates depending on the source of dividend income. Distributions of net short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of how long you have owned your Shares.
Fund distributions are expected to be primarily dividends. Redemptions are taxable sales. Please consult your tax adviser regarding your federal, state and local tax liability.
FREQUENT TRADING POLICIES
Given the short-term nature of the Fund’s investments and its use of the amortized cost method for calculating the NAV of Fund Shares, the Fund does not anticipate that in the normal case frequent or short-term trading into and out of the Fund will have significant adverse consequences for the Fund and its shareholders. For this reason and because the Fund is intended to be used as a liquid short-term investment, the Fund’s Board has not adopted policies or procedures to monitor or discourage frequent or short-term trading of the Fund’s Shares. Regardless of their frequency or short-term nature, purchases and redemptions of Fund Shares can have adverse effects on the management of the Fund’s portfolio and its performance.
Other funds in the Federated Hermes family of funds may impose monitoring policies. Under normal market conditions, such monitoring policies are designed to protect the funds being monitored and their shareholders, and the operation of such policies and shareholder investments under such monitoring are not expected to have a materially adverse impact on the Federated Hermes funds or their shareholders.
PORTFOLIO HOLDINGS INFORMATION
Information concerning the Fund’s portfolio holdings is available via the link to the Fund and share class name at FederatedHermes.com/us. Such information is posted on the website five business days after both mid-month and month-end then remains posted on the website for six months thereafter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include effective average maturity of the Fund’s portfolio and/or percentage breakdowns of the portfolio by credit quality tier, effective maturity range and type of security. The Fund’s WAM and WAL, Shadow NAV (market-based value of the Fund’s portfolio), Daily and Weekly Liquid Assets and Daily Flows are posted every business day and remain posted on the website for six months thereafter. The Fund also publishes an unaudited schedule of its holdings on a daily basis on a one business day lag. The most recent daily holdings information will be available on the website until at least the next publication date.
You may also access portfolio information via the link to the Fund and share class name at FederatedHermes.com/us. The Fund’s Form N-CSR contains complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters. These reports are also available on the SEC’s website at sec.gov.
The Fund files with the SEC a complete schedule of its portfolio holdings as of the close of each month on “Form N-MFP.” Form N-MFP is available on the SEC’s website at sec.gov. You may access Form N-MFP via the link to the Fund and share class name at FederatedHermes.com/us.
In addition, from time to time (for example, during periods of unusual market conditions), additional information regarding the Fund’s portfolio holdings and/or composition may be posted to FederatedHermes.com/us. If and when such information is posted, its availability will be noted on, and the information will be accessible from, the home page of the website.
Who Manages the Fund?
The Board governs the Fund. The Board selects and oversees the Adviser, Federated Investment Management Company. The Adviser manages the Fund’s assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund.
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The address of the Adviser and FASC is 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.
The Fund has received and can rely upon an order from the Securities and Exchange Commission (SEC) that permits the Adviser, subject to approval by the Board of Trustees, to appoint a sub-adviser or change the terms of a sub-advisory agreement without obtaining shareholder approval. The Fund is permitted to rely upon the SEC order to change sub-advisers, or the fees paid to a sub-adviser, without the expense and delays associated with obtaining shareholder approval of the change. This order does not, however, permit the Adviser to increase the aggregate advisory fee rate of the Fund without the approval of the shareholders.
The Adviser and other advisory subsidiaries of Federated Hermes combined, advise approximately 99 registered investment companies spanning equity, fixed-income and money market mutual funds and also manage a variety of other pooled investment vehicles, private investment companies and customized separately managed accounts (including non-U.S./offshore funds). Federated Hermes’ assets under management totaled approximately $902.6 billion as of December 31, 2025. Federated Hermes was established in 1955 as Federated Investors, Inc. and is one of the largest investment managers in the United States with more than 2,000 employees. Federated Hermes provides investment products to more than 11,000 investment professionals and institutions.
The Adviser advises approximately 66 registered investment companies and also manages sub-advised funds. The Adviser’s assets under management totaled approximately $575.4 billion as of December 31, 2025.
ADVISORY FEES
The Fund’s investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of 0.15% of the Fund’s average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses. The Adviser and its affiliates have also agreed to certain “Fee Limits” as described in the footnote to the “Risk/Return Summary: Fees and Expenses” table found in the “Fund Summary” section of the Prospectus.
A discussion of the Board’s review of the Fund’s investment advisory contract is available in the Fund’s Form N-CSR for the periods ended July 31 and January 31, respectively.
Financial Information
FINANCIAL HIGHLIGHTS
The Fund’s fiscal year end is January 31. As the Fund’s first fiscal year will end January 31, 2027, the Fund’s audited financial information is not yet available as of the date of this Prospectus.
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Appendix A: Hypothetical Investment and Expense Information
The following chart provides additional hypothetical information about the effect of the Fund’s expenses, including investment advisory fees and other Fund costs, on the Fund’s assumed returns over a 10-year period. The chart shows the estimated expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of Shares. The chart also assumes that the Fund’s annual expense ratio stays the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used in the chart is the same as stated in the “Fees and Expenses” table of this Prospectus (and thus does not reflect any fee waiver or expense reimbursement currently in effect). The maximum amount of any sales charge that might be imposed on the purchase of Shares (and deducted from the hypothetical initial investment of $10,000; the “Front-End Sales Charge”) is reflected in the “Hypothetical Expenses” column. The hypothetical investment information does not reflect the effect of charges (if any) normally applicable to redemptions of Shares (e.g., deferred sales charges, redemption fees). Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.
FEDERATED HERMES MONEY MARKET MANAGEMENT DIGITAL TREASURY FUND - RESERVE CLASS
ANNUAL EXPENSE RATIO: 0.31%
MAXIMUM FRONT-END SALES CHARGE: NONE
Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$31.73	$10,469.00
2	$10,469.00	$523.45	$10,992.45	$33.21	$10,960.00
3	$10,960.00	$548.00	$11,508.00	$34.77	$11,474.02
4	$11,474.02	$573.70	$12,047.72	$36.40	$12,012.15
5	$12,012.15	$600.61	$12,612.76	$38.11	$12,575.52
6	$12,575.52	$628.78	$13,204.30	$39.90	$13,165.31
7	$13,165.31	$658.27	$13,823.58	$41.77	$13,782.76
8	$13,782.76	$689.14	$14,471.90	$43.73	$14,429.17
9	$14,429.17	$721.46	$15,150.63	$45.78	$15,105.90
10	$15,105.90	$755.30	$15,861.20	$47.93	$15,814.37
Cumulative		$6,198.71		$393.33
17

An SAI dated March 5, 2026, is incorporated by reference into this Prospectus. Additional information about the Fund and its investments is contained in the Fund’s SAI, and will be contained in the Fund’s Annual and Semi-Annual Reports to shareholders and in Form N-CSR as they become available. In Form N-CSR, when available, you will find, among other information, the Fund’s annual and semi-annual financial statements. The Annual Report’s Management’s Discussion of Fund Performance will discuss market conditions and investment strategies that significantly affected the Fund’s performance during its first fiscal year. The SAI contains a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information, such as financial statements, when available, without charge, to make inquiries or request e-delivery, call your financial intermediary or the Fund at toll free at (+1) 866-858-2195 or at (+1) 508-871-3572. You may also access the Fund’s Prospectus, SAI, Annual Report, Semi-Annual Report, financial statements and other information, when available, on the Fund’s website at FederatedHermes.com/us/FundInformation.
These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on FederatedHermes.com/us.
You can obtain information about the Fund (including the SAI) by accessing Fund information from the EDGAR Database on the SEC’s website at sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov.

Federated Hermes Money Market Management Digital Treasury Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call toll free at (+1) 866-858-2195 or at (+1) 508-871-3572.
Federated Securities Corp., Distributor
Investment Company Act File No. 811-5950
CUSIP 31423R831
Q457105 (6/26)
© 2026 Federated Hermes, Inc.

Statement of Additional Information
March 5, 2026

Share Class | Ticker	Reserve Shares | OFFXX

Federated Hermes Money Market Management Digital Treasury Fund

A Portfolio of Federated Hermes Money Market Obligations Trust
This Statement of Additional Information (SAI) is not a Prospectus. Read this SAI in conjunction with the Prospectus for Federated Hermes Money Market Management Digital Treasury Fund (the “Fund”), dated March 5, 2026.
Obtain the Prospectus without charge by calling toll free at (+1) 866-858-2195 or at (+1) 508-871-3572.
Contents
1	How is the Fund Organized?
1	Securities in Which the Fund Invests
2	Investment Risks
4	Investment Objective and Investment Limitations
6	What Do Shares Cost?
6	How is the Fund Sold?
9	In-Kind Purchase and Redemption
9	Massachusetts Partnership Law
10	Share Information
10	Tax Information
10	Who Manages and Provides Services to the Fund?
24	Financial Information
25	Addresses
26	Appendix
Federated Hermes Money Market Management Digital Treasury Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call toll free at (+1) 866-858-2195 or at (+1) 508-871-3572.
Federated Securities Corp., Distributor
Q457104 (6/26)
© 2026 Federated Hermes, Inc.

How is the Fund Organized?
The Fund is a diversified portfolio of Federated Hermes Money Market Obligations Trust (“Trust”). The Trust is an open-end, management investment company that was established under the laws of the Commonwealth of Massachusetts on October 3, 1988. The Trust may offer separate series of shares representing interests in separate portfolios of securities. Effective June 26, 2020, the Trust changed its name from Money Market Obligations Trust to Federated Hermes Money Market Obligations Trust.
The Board of Trustees (“Board”) has established the class of shares of the Fund, known as Reserve Shares (“Shares”), which is a non-tokenized share class. Although the Fund does not currently employ blockchain technology or invest in crypto assets, Fund Shares are expected to be used primarily by participants in the broader blockchain ecosystem, and Fund Shares are expected to be purchased and held by stablecoin issuers, certain banks, individuals, trust institutions and other institutional investors investing for their own accounts or for accounts of their customers. Additionally, some intermediaries may use blockchain technology to maintain a record of share ownership. At a future date, the Board may convert its Reserve Shares to a tokenized share class and launch additional tokenized share class(es).
The Fund’s investment adviser is Federated Investment Management Company (“Adviser”).
Securities in Which the Fund Invests
The Fund invests, under normal circumstances, primarily in U.S. dollar-denominated cash, U.S. Treasury bills, notes and bonds with 93 days or less to maturity and overnight repurchase agreements fully collateralized by U.S. Treasury securities. The principal securities or other investments in which the Fund invests are described in the Fund’s Prospectus. The Fund also may invest in securities or other investments as non-principal investments for any purpose that is consistent with its investment objective. The following information is either additional information in respect of a principal security or other investment referenced in the Prospectus or information in respect of a non-principal security or other investment (in which case there is no related disclosure in the Prospectus).
Securities Descriptions And Techniques
Fixed-Income Securities
Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Fixed-income securities provide more regular income than equity securities. However, the returns on fixed-income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed-income securities as compared to equity securities.
A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a “discount”) or more (a “premium”) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.
Zero-Coupon Securities (A Fixed-Income Security)
Certain U.S. Treasury securities in which the Fund invests may be zero-coupon securities. Zero-coupon securities do not pay interest or principal until final maturity, unlike debt securities that provide periodic payments of interest (referred to as a “coupon payment”). Investors buy zero-coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero-coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero-coupon security.
Callable Securities (A Fixed-Income Security)
Certain U.S. Treasury securities in which the Fund invests are callable at the option of the issuer. Callable securities are subject to call risks.

Other Investments, Transactions, Techniques
Delayed Delivery Transactions
Delayed delivery transactions, including when issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.
Custodial Demand Deposits
Custodial demand deposits are accounts at banks and financial institutions, including the bank or financial institution acting as the Fund’s custodian, from which deposited funds can be withdrawn at any time without notice to the depositary institution. The Fund considers demand deposits, including custodial demand deposits, issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be “cash items.” To the extent that any income from a custodial demand deposit account does not qualify as U.S. government income, such income may be taxable for state and/or local purposes. Please consult your tax adviser regarding any federal, state and local tax liability.
Inter-Fund Borrowing AND Lending Arrangements
The Securities and Exchange Commission (SEC) has granted an exemption that permits the Fund and all other funds (“Federated Hermes funds”) advised by subsidiaries of Federated Hermes, Inc., (“Federated Hermes,” formerly, Federated Investors, Inc.) to lend and borrow money for certain temporary purposes directly to and from other Federated Hermes funds. Participation in this inter-fund lending program is voluntary for both borrowing and lending Federated Hermes funds, and an inter-fund loan is only made if it benefits each participating Federated Hermes fund. Federated Hermes administers the program according to procedures approved by the Fund’s Board, and the Board monitors the operation of the program. Any inter-fund loan must comply with certain conditions set out in the exemption, which are designed to assure fairness and protect all participating Federated Hermes funds.
For example, inter-fund lending is permitted only: (a) to meet shareholder redemption requests; (b) to meet commitments arising from “failed” trades; and (c) for other temporary purposes. All inter-fund loans must be repaid in seven days or less. The Fund’s participation in this program must be consistent with its investment policies and limitations, and must meet certain percentage tests. Inter-fund loans may be made only when the rate of interest to be charged is more attractive to the lending Federated Hermes fund than market-competitive rates on overnight repurchase agreements (“Repo Rate”) and more attractive to the borrowing Federated Hermes fund than the rate of interest that would be charged by an unaffiliated bank for short-term borrowings (“Bank Loan Rate”), as determined by the Board. The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank Loan Rate.
Investment Risks
There are many risk factors which may affect an investment in the Fund. The Fund’s principal risks are described in its Prospectus. The following information is either additional information in respect of a principal risk factor referenced in the Prospectus or information in respect of a non-principal risk factor applicable to the Fund (in which case there is no related disclosure in the Prospectus).
Call Risk
Call risk is the possibility that an issuer may redeem a U.S. Treasury security before maturity (a “call”) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price.
If a U.S. Treasury security is called, the Fund may have to reinvest the proceeds in other U.S. Treasury fixed-income securities with lower interest rates or other less favorable characteristics.

Risk Associated with the Investment Activities of Other Accounts
Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser. Therefore, it is possible that investment-related actions taken by such other accounts could adversely impact the Fund with respect to, for example, the value of Fund portfolio holdings, and/or prices paid to or received by the Fund on its portfolio transactions, and/or the Fund’s ability to obtain or dispose of portfolio securities. Related considerations are discussed elsewhere in this SAI under “Brokerage Transactions and Investment Allocation.”
CYBERSECURITY AND OPERATIONAL RISK
Like other funds and business enterprises, Federated Hermes’ business relies on the security and reliability of information and communications technology, systems and networks. Federated Hermes uses externally hosted or cloud-based systems and technology, artificial intelligence and machine learning, and relies on third parties, for information and data management and governance and disaster recovery. Certain software applications used by Federated Hermes in its business may be licensed by, and supported, upgraded, and maintained by, third-party vendors. A suspension or termination of certain of these licenses or the related support, upgrades, and maintenance can cause temporary system delays or interruptions that can adversely affect Federated Hermes’ business and offerings. Federated Hermes is further exploring innovative technological solutions and products involving artificial intelligence and financial technology. Artificial intelligence is still in its early stages, and the introduction and incorporation of artificial intelligence technologies can result in unintended consequences, emerging ethical issues, or other new or expanded risks and liabilities (including, without limitation, reputational harm and legal liability), such as if outputs are deficient or biased. There is no guarantee that the use of artificial intelligence or machine learning will result in outperformance of an investment relative to the market or relevant benchmark. Federated Hermes, as well as its funds and certain service providers, also generate, compile and process information for purposes of preparing and making filings or reports to governmental agencies, or providing reports or statements to customers, and a cybersecurity attack or incident that impacts that information, or the generation and filing processes, may prevent required regulatory filings and reports from being made, or reports or statements from being delivered, or cause the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws). Cyber incidents involving Federated Hermes’, the Fund’s or their service providers’, regulators or exchanges to which confidential, personally identifiable or other information is reported or filed also may result in unauthorized disclosure or compromise of, or access to, such information. The use of the Internet and other electronic media and technology exposes the Fund, the Fund’s shareholders, and the Fund’s service providers, and their respective operations, to potential risks from cybersecurity attacks or incidents (collectively, “cyber-events”). Hybrid work environments may increase the risk of cyber-events attacks stemming from the use of non-office or personal devices and technology. There can be no assurance that potential system interruptions, other technology-related issues, or the cost necessary to rectify any problems would not have a material adverse effect on Federated Hermes and its ability to provide services, or on the Fund and its shareholders.
Cyber-events can result from intentional (or deliberate) attacks or unintentional events by insiders (e.g., employees) or third parties, including cybercriminals, competitors, nation-states and “hacktivists,” among others. These risks may be exacerbated by geopolitical tensions, which can increase the likelihood and severity of such attacks. Cyber-events can include, for example, phishing, credential harvesting or use of stolen access credentials, unauthorized access to systems, networks or devices (such as, for example, through “hacking” activity), structured query language attacks, infection from or spread of malware, ransomware, computer viruses or other malicious software code, corruption of data, exfiltration of data to malicious sites, the dark web or other locations or threat actors, and attacks (including, but not limited to, denial of service attacks on websites) which shut down, disable, slow, impair or otherwise disrupt operations, business processes, technology, connectivity or website or Internet access, functionality or performance. Like other funds and business enterprises, the Fund and its service providers have experienced, and will likely continue to experience, frequent cyber-events. In addition to intentional cyber-events, unintentional cyber-events can occur, such as, for example, the inadvertent release of confidential information. Cyber-events can also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the service providers’ systems or websites rendering them unavailable to intended users or via “ransomware” that renders the systems inoperable until appropriate actions are taken. To date, cyber-events have not had a material adverse effect on the Fund’s business operations or performance.
Cyber-events can affect, potentially in a material way, Federated Hermes’ relationships with its clients, customers, employees, products, accounts, shareholders and relevant service providers. Any cyber-event could adversely impact the Fund and its shareholders and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, damage to employee perceptions of the company, and additional compliance costs associated with corrective measures and credit monitoring for impacted individuals. A cyber-event can cause the Fund, or its service providers, to lose proprietary information, suffer data corruption, lose operational capacity (such as, for example, the loss of the ability to process transactions, generate or make filings or deliver reports or statements, calculate the Fund’s NAV, or allow shareholders to transact business or other disruptions to operations), and/or fail to comply with applicable privacy and other laws. Among other potentially harmful effects, cyber-events also can result in theft, unauthorized monitoring and failures in the physical infrastructure or operating systems that support the Fund and its service providers. In addition, cyber-events affecting issuers in which the Fund invests could cause the Fund’s investments to lose value.
The Fund’s Adviser and its relevant affiliates have established practices and systems reasonably designed to seek to reduce the risks associated with cyber-events. The Fund’s Adviser employs various measures aimed at mitigating cybersecurity risk, including, among others, use of firewalls, system segmentation, system monitoring, virus scanning, periodic penetration testing, employee phishing training and an employee cybersecurity awareness campaign. Federated Hermes has adopted policies and procedures relating to cybersecurity and information security that it believes are reasonably designed to protect the confidentiality of proprietary/confidential information, including personally identifiable information. Among other service provider management efforts, Federated Hermes also conducts due diligence on key service providers relating to cybersecurity. In addition, Federated Hermes has taken a measured approach to artificial intelligence technology given reliability, cybersecurity, and other concerns. Federated Hermes has established a committee to oversee Federated Hermes’ information security and data governance efforts, and updates on cyber-events and risks are reviewed with relevant committees, as well as Federated Hermes’ and the Fund’s Boards of Directors or Trustees (or a committee thereof), on a periodic (generally quarterly) basis (and more frequently when circumstances warrant) as part of risk management oversight responsibilities. However, there is no guarantee that the efforts of Federated Hermes, the Fund’s Adviser or its affiliates, or other service providers, will succeed, either entirely or partially as there are limits on Federated Hermes’ and the Fund’s ability to prevent, detect or mitigate cyber-events. Among other reasons, the cybersecurity landscape is constantly evolving, the nature of malicious cyber-events is becoming increasingly sophisticated and the Fund’s Adviser, and its relevant affiliates, cannot control the cybersecurity practices and systems of issuers or third-party service providers.
The Fund can be exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties, or other third parties, failed or inadequate processes and technology or system failures. In addition, other disruptive events, including, but not limited to, natural disasters and public health crises, can adversely affect the Fund’s ability to conduct business, in particular if the Fund’s employees or the employees of its service providers are unable or unwilling to perform their responsibilities as a result of any such event. Hybrid work arrangements could result in the Fund’s business operations being less efficient than under normal circumstances, could lead to delays in the processing of transactions, and could increase the risk of cyber-events. In addition, a failure in, or disruption to, operational systems or infrastructure of Federated Hermes or the Fund, including business continuity plans, can adversely affect their operations.
Investment Objective and Investment Limitations
The Fund’s investment objective is to provide current income consistent with stability of principal. The investment objective may not be changed by the Board without shareholder approval.
Investment Limitations
Diversification
With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.
Borrowing Money and Issuing Senior Securities
The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the Investment Company Act of 1940 (“1940 Act”).
Investing in Real Estate
The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Investing in Commodities
The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities.
Underwriting
The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.
Lending
The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.
Concentration
The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.
The above limitations are fundamental and cannot be changed unless authorized by the Board and by the “vote of a majority of the Fund’s outstanding voting securities,” as defined by the 1940 Act, which means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of outstanding shares of the Fund. The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.
Pledging Assets
The Fund will not mortgage, pledge or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.
Purchases on Margin
The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities.
Illiquid Securities
The Fund will not acquire securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by the Fund if, immediately after the acquisition, the Fund would have invested more than 5% of its total assets in such securities.
Additional Information
As a matter of non-fundamental investment policy regarding certain of the Fund’s investment restrictions, please note the following additional information.
In applying the borrowing and issuing senior securities limitation, in accordance with Section 18(f)(1) of the 1940 Act and current SEC rules and guidance, the Fund is permitted to borrow money, directly or indirectly, and issue senior securities provided that, immediately after any such borrowing or issuance, the Fund has asset coverage of at least 300% for all of the Fund’s borrowings, and provided further that, in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three business days, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%.
With respect to the borrowing and issuing senior securities limitation, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation. For purposes of the above limitations, municipal securities are those securities issued by governments or political subdivisions of governments.
Additional Non-Fundamental Policy
The Fund will operate as a “government money market fund,” as such term is defined in or interpreted under Rule 2a-7 under the 1940 Act (“Rule 2a-7”). “Government money market funds” are required to invest at least 99.5% of their total assets in: (i) cash; (ii) securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities; and/or (iii) repurchase agreements that are collateralized fully. Government money market funds are not required to adopt a liquidity fee framework.

Non-Fundamental Names Rule Policy
The Fund has also adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act such that under normal circumstances, the Fund will invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in U.S Treasury investments. The Fund will notify shareholders at least 60 days in advance of any change in this investment policy.
REGULATORY COMPLIANCE
The Fund may follow non-fundamental operational policies that are more restrictive than its fundamental investment limitations, as set forth in the Prospectus and this SAI, in order to comply with applicable laws and regulations, including the provisions of and regulations under the 1940 Act. In particular, the Fund will comply with the various requirements of Rule 2a-7, which regulates money market mutual funds. The Fund may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders.
What Do Shares Cost?
Considerations Regarding Blockchain
Although the fund does not currently employ blockchain technology or invest in crypto assets, fund shares are expected to be used by participants in the broader blockchain ecosystem. For example, some intermediaries through whom shareholders purchase and redeem fund shares may employ blockchain technology to maintain a record of share ownership for its customers. At a future date, the Board may convert its Reserve Shares to a tokenized share class or the fund may also offer additional share classes in the future that employ blockchain technology to maintain a record of share ownership. A blockchain is an open, distributed ledger that records transactions between two parties in a verifiable and append-only manner using cryptography. Transactions on the blockchain are verified and authenticated by computers on the network. The process of authenticating a transaction before it is recorded ensures that only valid and authorized transactions are permanently recorded on the blockchain in collections of transactions called “blocks.” Blockchain networks are based upon software source code that establishes and governs their respective cryptographic systems for verifying transactions. Complex information technology and communications systems, such as blockchain networks, are subject to a number of different threats or risks (including operational, information security and related risks and cyber incidents) that could adversely affect the fund, its shareholders and intermediaries through whom shareholders purchase and redeem fund shares. The use of blockchain technology is relatively new and still evolving.
Determining Market Value Of Securities
The Board has decided that the best method for determining the value of portfolio instruments is amortized cost. The amortized cost method of valuation generally prescribes that an investment is valued at its acquisition cost as adjusted daily for amortization of premium or accretion of discount to the specified redemption value on the nearest call, demand or maturity date, as appropriate. The Fund uses this adjusted cost to value the investment.
Accordingly, neither the amount of daily income nor the net asset value (NAV) is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on Shares of the Fund, computed by dividing the annualized daily income on the Fund’s portfolio by the NAV, computed as above, may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the opposite may be true. A low or negative interest rate environment impacts, in a negative way, the Fund’s ability to provide a positive return, or yield, to its shareholders, pay expenses out of current income, and/or achieve its investment objective, including maintaining a stable NAV of $1.00 per share.
The Fund’s use of the amortized cost method of valuing portfolio instruments depends on its compliance with certain conditions in the Rule. Under the Rule, the Board must establish procedures reasonably designed to stabilize the NAV per Share, as computed for purposes of distribution and redemption, at $1.00 per Share, taking into account current market conditions and the Fund’s investment objective. The procedures include monitoring the relationship between the amortized cost value per Share and the NAV per Share based upon available indications of market value. The Board will decide what, if any, steps should be taken if there is a difference of more than 0.5 of 1% between the two values. The Board will take any steps it considers appropriate (such as redemption in-kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining NAV.
How is the Fund Sold?
Under the Distributor’s Contract with the Fund, the Distributor (“Federated Securities Corp.”) offers Shares on a continuous, best-efforts basis.

Additional Payments To others (including Financial Intermediaries)
The Distributor may pay out of its own resources amounts to certain financial intermediaries, including broker-dealers, banks, registered investment advisers, independent financial planners and retirement plan administrators, and other persons. In some cases, such payments may be made by, or funded from the resources of, companies affiliated with the Distributor (including the Adviser). While Financial Industry Regulatory Authority, Inc. (FINRA) regulations limit the sales charges that you may bear, there are no limits with regard to the amounts that the Distributor may pay out of its own resources.
In addition to the payments which are generally described herein and in the Prospectus, the financial intermediary also may receive payments under, if applicable, a Rule 12b-1 Plan and/or Service Fees. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated Hermes funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization.
Financial intermediaries and other persons may receive payments under some or all categories described below. These payments assist in the Distributor’s efforts to support the sale of Shares and compensate financial intermediaries and other persons for performing ancillary services in connection with effecting sales of the funds. These payments are negotiated and may be based on such factors as: the number or value of Shares that the financial intermediary or other person sells, may sell or arrange for the sale of Shares; the value of client assets invested; the level and types of services or support furnished by the financial intermediary; or the Fund’s and/or other Federated Hermes funds’ relationship with the financial intermediary.
Not all financial intermediaries and other persons receive such payments and the amount of compensation may vary. You should ask your financial intermediary, or any other person that provides services to you, for information about any payments it receives from the Distributor or the Federated Hermes funds and any services it provides, as well as the fees and/or commissions it charges.
The categories of additional payments are described below.
Supplemental Payments
The Distributor may make supplemental payments to certain financial intermediaries that are holders or dealers of record for accounts in one or more of the Federated Hermes funds. These payments may be based on such factors as: the number or value of Shares the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.
Processing Support Payments
The Distributor may make payments to certain financial intermediaries that offer Federated Hermes investment companies to help offset their costs associated with client accounts in the fund. The types of payments that the Distributor may make under this category include, but are not limited to: payment for administrative services, like account maintenance support and statement processing; payment for costs associated with transacting in the funds, like payment of ticket charges on a per-transaction basis; payment of networking fees; and payment for ancillary services related to setting up funds on the financial intermediary’s mutual fund trading system, including technology and programming set-up, platform development and maintenance or similar services.
Retirement Plan Program Servicing Payments
The Distributor may make payments to certain financial intermediaries who sell Federated Hermes fund shares through retirement plan programs. A financial intermediary may perform retirement plan program services itself or may arrange with a third party to perform retirement plan program services. In addition to participant recordkeeping, reporting or transaction processing, retirement plan program services may include: services rendered to a plan in connection with fund/investment selection and monitoring; employee enrollment and education; plan balance rollover or separation; or other similar services.
Marketing Support Payments
From time to time, the Distributor, at its expense, may provide additional compensation to financial intermediaries, or other persons, that sell or arrange for the sale of Shares. Such compensation, provided by the Distributor, may include “finders” or “referral fees” or directing investors to a fund, financial assistance to financial intermediaries that enable the Distributor to participate in or present at meetings, conferences or seminars, sales or education and training programs for invited registered representatives and other employees, client entertainment, client and investor events and other financial intermediary-sponsored events. The Distributor may also provide additional compensation for the provision of sales or intermediary-related data and analytics to the Adviser and/or its affiliates.

The Distributor also may hold or sponsor, at its expense, sales events, conferences and programs for employees or associated persons of financial intermediaries and may pay the travel and lodging expenses of attendees. The Distributor also may provide, at its expense, meals and entertainment in conjunction with meetings with financial intermediaries. Other compensation may be offered to the extent not prohibited by applicable federal or state law or regulations, or the rules of any self-regulatory agency, such as FINRA. These payments may vary depending on the nature of the event or the relationship.
For the year ended December 31, 2025, the following is a list of FINRA member firms that received additional payments from the Distributor or an affiliate. Additional payments may also be made to certain other financial intermediaries or other persons that are not FINRA member firms that sell Federated Hermes fund shares or provide services to the Federated Hermes funds and shareholders. These firms are not included in this list. Any additions, modifications or deletions to the member firms identified in this list that have occurred since December 31, 2025, are not reflected. You should ask your financial intermediary or any other person that provides services to you for information about any additional payments it receives from the Distributor.
&Partners
ADP Broker-Dealer, Inc.
AE Wealth Management, LLC
Aegis Financial
Alera Investment Advisors, LLC
Allegheny Investments Limited
American Century Investment Services, Inc.
American Enterprise Investment Services Inc.
AON Securities LLC
Arkadios Capital
Assetmark, Inc.
AuguStar Distributors, Inc.
Benjamin F. Edwards & Company, Inc.
BlackRock Investments, LLC
BofA Securities, Inc.
Bolton Global Capital, Inc.
Broadridge Business Process Outsourcing, LLC
Callan
Cambridge Financial Group, Inc.
Cambridge Investment Research, Inc.
Cedrus Wealth Group
Cetera Advisors LLC
Cetera Financial Specialists LLC
Cetera Investment Services LLC
Cetera Wealth Services LLC
Charles Schwab & Company, Inc.
Citigroup Global Markets Inc.
Citizens Securities, Inc.
CliftonLarsonAllen Wealth Advisors, LLC
Commonwealth Financial Network
D.A. Davidson & Co.
Davenport & Company LLC
Deschutes Investment Consulting, LLC
Deutsche Bank Securities, Inc.
Dynasty Wealth Management, LLC
Edward D. Jones & Co., LP
Ellsworth Advisors, LLC
Empower Financial Services, Inc.
Envestnet PMC
Epic Advisors
Equitable Advisors, LLC
Equitable Financial Life Insurance Co
Essex Financial Services, Inc.
FBL Marketing Services, LLC
FBS Investment Services, Inc.
Fidelity Investments Institutional Operations Company, LLC (FIIOC)
Fidelity Brokerage Services LLC
Fifth Third Securities, Inc.
Financial Concepts Unlimited, Inc.
FIS Brokerage & Securities Services LLC
Focused Alpha, LLC
Goldman Sachs & Co., LLC
HighTower Securities, LLC
Hilltop Securities, Inc.
HUB International Investment Services, Inc.
Huntington Securities, Inc.
IFC Advisors, LLC
Insigneo Securities, LLC
Institutional Cash Distributors, LLC
Interactive Brokers LLC
J.P. Morgan Securities LLC
Janney Montgomery Scott LLC
Jefferies LLC
JW Cole Financial, Inc.
Kestra Investment Services, LLC
Key Investment Services LLC
KeyBanc Capital Markets, Inc.
Keystone Financial Planning, Inc.
Kinetic Investment Management, Inc.
Krilogy Financial LLC
Lantz Financial, LLC
Leafhouse Financial Advisors, LLC
Lincoln Investment Planning, LLC
Lyrical Partners, L.P.
LPL Enterprise, LLC
LPL Financial LLC
Marquette Associates, Inc.
Merrill Lynch, Pierce, Fenner and Smith Incorporated
Mitsubishi UFJ Trust & Banking Corporation
Mizuho Securities USA, LLC
MML Investors, Inc.
Moloney Securities Co., Inc.
Morgan Stanley & Company, LLC
Morgan Stanley Smith Barney LLC
Multi-Bank Securities, Inc.

Muriel Siebert & Co., Inc.
Mutual Securities, Inc.
National Financial Services LLC
Nationwide Investment Services Corporation
NewEdge Securities, Inc.
Northwestern Mutual Investment Services, LLC
NYLIFE Distributors LLC
Oppenheimer & Company, Inc.
Orion Portfolio Solutions LLC
Osaic FA, Inc.
Osaic Wealth, Inc.
Pacific Life Fund Advisors LLC
Parks Capital
Paychex Securities Corp.
Pershing LLC
Piper Sander & Co.
Planmember Securities Corp.
PNC Capital Markets, LLC
PNC Investments LLC
Principal Securities, Inc.
Private Advisor Group, LLC
Rademacher Financial, Inc.
Raleigh Capital Management Inc.
Raymond James & Associates, Inc.
Raymond James Financial Services, Inc.
RBC Capital Markets, LLC
RMR Wealth Builders, Inc.
Robert W Baird & Co, Inc.
Rockefeller Capital Management
SageSpring Wealth Partners
Sammons Financial Network, LLC
Sanctuary Securities, Inc.
Sanford C. Bernstein & Company, LLC
Security Distributors, LLC
Sentry Advisors, LLC
Spectrum Investment Advisors, Inc.
State Street Global Markets, LLC
Stephens Inc.
Steward Partners Investment Advisory, LLC
Stifel, Nicolaus & Company, Incorporated
StoneX Financial Inc.
Teachers Insurance and Annuity Association of America
The Huntington Investment Company
Thrivent Investment Management Inc.
Transamerica Financial Advisors, Inc.
Treasury Brokerage
Truist Investment Services, Inc.
Truist Securities, Inc.
U.S. Bancorp Investments, Inc.
UBS Financial Services, Inc.
UBS Securities LLC
UMB Financial Services, Inc.
United Planners Financial Services of America, L.P.
Validus Capital LLC
Vanguard Marketing Corporation
Victory Financial Group, LLC
Vision Financial Markets, LLC
Voya Financial Advisors, Inc.
Voya Retirement Advisors, LLC
Webb Financial Group, LLC
Wells Fargo Clearing Services, LLC
Wells Fargo Securities, LLC
Wintrust Investments, LLC
World Investment Advisors, LLC

In-Kind Purchase and Redemption
You may contact the Distributor to request a purchase of Shares using securities you own. The Fund reserves the right to determine whether to accept your securities and the minimum market value to accept. The Fund will value your securities in the same manner as it values its assets in determining the market value of the portfolio. An in-kind purchase may be treated as a sale of your securities for federal tax purposes; please consult your tax adviser regarding potential tax liability.
The Fund intends to pay Share redemptions in cash. Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions in cash to any one shareholder up to the lesser of $250,000 or 1% of its NAV during any 90-day period.
The Fund will generally also pay redemptions over these amounts in cash. Nevertheless, the Fund continues to reserve the right to pay redemptions over these amounts partially or entirely in-kind. If the Fund determines to pay redemptions in-kind, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, which will be valued in the same way as the Fund determines its NAV.
Massachusetts Partnership Law
Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. The Declaration of Trust provides that no shareholder or former shareholder, merely by reason of his or her being or having been a shareholder, will be subject to any personal liability in connection with Trust property or the affairs of the Trust.

In the unlikely event a shareholder or former shareholder is held personally liable for the Trust’s obligations, such shareholder will be entitled, out of the assets belonging to the applicable series, to be indemnified against all claims and reimbursed for all reasonably incurred expenses in connection with such claims. On request, the Trust will defend any claim made and pay any judgment against a shareholder from the assets belonging to the relevant series.
Share Information
ORGANIZATION, CAPITALIZATION, VOTING RIGHTS AND OTHER MATTERS
The Trust is a Massachusetts business trust established under a Declaration of Trust dated October 3, 1988, as amended and restated November 11, 2015. The Trust’s Declaration of Trust may be amended at any time by a majority of the Trustees. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series and classes without further action by shareholders. Each series and class thereof may issue an unlimited number of shares of beneficial interest, with no par value. Shares of each series represent equal proportionate interests in the assets of that series only and have identical voting, dividend, redemption, liquidation and other rights of shares in the same series except that expenses allocated to a class may be borne solely by such class as determined by the Trustees and a class may have exclusive voting rights with respect to matters affecting only that class. Shares entitle their holders to one vote per share (and fractional votes for fractional shares), are freely transferable and, except as specifically provided by the Trustees, have no preference, preemptive, appraisal, exchange, subscription or conversion rights. All shares issued are fully paid and non-assessable. In the event of a liquidation or termination of a series, each shareholder is entitled to receive his pro rata share of the net assets of that series.
It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Declaration of Trust. The Board will call special meetings of shareholders of the Trust, a series or class thereof only if required under the 1940 Act, in their discretion, or upon the written request of holders of 10% or more of the outstanding shares of the Trust or of the relevant series or class, entitled to vote at such meeting.
The Declaration of Trust provides that the Trustees may redeem shares in certain circumstances, such as when a shareholder does not meet the qualifications for ownership of a particular series or class, or when such redemptions are required to comply with applicable laws and regulations. The Declaration of Trust also provides that the Board may, without shareholder approval unless required by the 1940 Act, cause the Trust or any series or class to dissolve, convert, merge, consolidate, reorganize, sell all or any part of its assets, provided that the surviving or resulting entity is an open-end management investment company under the 1940 Act, or a series thereof. The Trust or any series or class may be terminated at any time by the Trustees by written notice to the shareholders.
SHAREHOLDERS OF THE FUND
The Fund has not yet commenced operations as of the date of this SAI, and, therefore, there were no public shareholders of the Fund as of the date of this SAI.
Tax Information
Federal Income Tax
The Fund intends to meet requirements of Subchapter M of the Internal Revenue Code (the “Code”) applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will be subject to federal corporate income tax.
The Fund is entitled to a loss carryforward, which may reduce the taxable income or gain that the Fund would realize, and to which the shareholder would be subject, in the future.
The Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust’s other portfolios will be separate from those realized by the Fund.
Who Manages and Provides Services to the Fund?
Board of Trustees
The Board of Trustees is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue,

Pittsburgh, PA 15222-3779. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2025, the Trust comprised 15 portfolios, and the Federated Hermes Complex consisted of 30 investment companies (comprising 99 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Hermes Complex and serves for an indefinite term.
qualifications of Independent Trustees
Individual Trustee qualifications are noted in the “Independent Trustees Background and Compensation” chart. In addition, the following characteristics are among those that were considered for each existing Trustee and will be considered for any Nominee Trustee.
■ Outstanding skills in disciplines deemed by the Independent Trustees to be particularly relevant to the role of Independent Trustee and to the Federated Hermes funds, including legal, accounting, business management, the financial industry generally and the investment industry particularly.
■ Desire and availability to serve for a substantial period of time, taking into account the Board’s current mandatory retirement age of 75 years.
■ No conflicts which would interfere with qualifying as independent.
■ Appropriate interpersonal skills to work effectively with other Independent Trustees.
■ Understanding and appreciation of the important role occupied by Independent Trustees in the regulatory structure governing regulated investment companies.
■ Diversity of background.
Interested Trustees Background and Compensation
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Hermes Complex (past calendar year)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: April 1989
Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Hermes Complex; Director or Trustee of the
Funds in the Federated Hermes Complex; Chairman, President, Chief
Executive Officer and Director, Federated Hermes, Inc.; Trustee, Federated
Administrative Services and Director, Federated Administrative Services,
Inc.; Trustee and Chairman, Federated Advisory Services Company; Director
or Trustee and Chairman, Federated Investment Management Company,
Federated Global Investment Management Corp., Federated Equity
Management Company of Pennsylvania, and Federated MDTA LLC; Trustee,
Federated Investment Counseling; Trustee, Federated Shareholder Services
Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President
and Chief Executive Officer, Federated Investment Management Company,
Federated Global Investment Management Corp. and Passport Research,
Ltd.; Chairman, Passport Research, Ltd.
		$0	$0
Thomas R. Donahue* Birth Date: October 20, 1958 Trustee Indefinite Term Began serving: May 2016
Principal Occupations: Director or Trustee of certain of the Funds in the
Federated Hermes Complex; Director, Chief Financial Officer, Treasurer,
Vice President and Assistant Secretary, Federated Hermes, Inc.; Chairman
and Trustee, Federated Administrative Services; Chairman and Director,
Federated Administrative Services, Inc.; Director or Trustee and Treasurer,
Advisory Services Company, Federated Equity Management Company of
Pennsylvania, Federated Global Investment Management Corp., Federated
Investment Counseling, and Federated Investment Management Company;
Director, MDTA LLC; Director, Executive Vice President and Assistant
Secretary, Federated Securities Corp.; Director or Trustee and Chairman,
Federated Services Company and Federated Shareholder Services
Company; and Director and President, FII Holdings, Inc.
Previous Positions: Assistant Secretary, Federated Investment
Management Company, Federated Global Investment Management
Company and Passport Research, Ltd.; Treasurer, Passport Research, Ltd.;
and Treasurer, FII Holdings, Inc.
		$0	$0
*
Family relationships and reasons for “interested” status: J. Christopher Donahue and Thomas R. Donahue are brothers. Both are “interested” due to their beneficial ownership of shares of Federated Hermes, Inc. and the positions they hold with Federated Hermes, Inc. and its subsidiaries.

Independent Trustees Background, Qualifications and Compensation
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Other Directorships Held for Past Five Years, Previous Position(s) and Qualifications	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Hermes Complex (past calendar year)
John G. Carson Birth Date: May 15, 1965 Trustee Indefinite Term Began serving: January 2024
Principal Occupations: Director or Trustee of the Federated Hermes
Complex; Chief Executive Officer, Chief Investment Officer, Northstar Asset
Management (Financial Services); formerly, Chief Compliance Officer,
Northstar Asset Management.
Other Directorships Held: None.
Qualifications: Mr. Carson has served in various business management roles throughout his career. Mr. Carson was a Vice President at the
Glenmede Trust Company and a Managing Director at Oppenheimer &
Company. Prior to that he spent more than a decade with the Bank of
America/Merrill Lynch as a Director of Institutional Sales. Earlier on,
Mr. Carson held similar positions for Wertheim Schroder/Schroders PLC and Drexel Burnham Lambert.
		$0	$352,000
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015
Principal Occupations: Director or Trustee and Chair of the Board of
Directors or Trustees of the Federated Hermes Complex; formerly,
Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee,
Member of the Compensation Committee, Equifax, Inc.; Lead Director,
Member of the Audit and Nominating and Corporate Governance
Committees, Haverty Furniture Companies, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst &
Young LLP (public accounting firm). Mr. Hough serves on the President’s
Cabinet and Business School Board of Visitors for the University of
Alabama. Mr. Hough previously served as a Director and Member of the
Audit, Governance, and Compensation Committees at Publix Super
Markets, Inc., as well as on the Business School Board of Visitors for Wake
Forest University. In addition, he previously served as an Executive
Committee member of the United States Golf Association.
		$0	$405,000
Karen L. Larrimer Birth Date: December 10, 1962 Trustee Indefinite Term Began serving: January 2025
Principal Occupations: Director or Trustee of the Federated Hermes
Complex; formerly, Executive Vice President and Head of Retail Banking
and Chief Customer Officer, The PNC Financial Services Group, Inc.
(Retired).
Other Directorships Held: None.
Qualifications: Ms. Larrimer has served in several business and financial management roles and directorship positions throughout her career. She previously held the position of Executive Vice President and Head of Retail
Banking and Chief Customer Officer, The PNC Financial Services Group,
Inc. Prior to those roles, Ms. Larrimer held several executive positions at
PNC, including Chief Marketing Officer and Executive Vice President for
Business Banking. In addition to her various roles at PNC, Ms. Larrimer previously was an assistant director at Ernst & Young LLP and served in several leadership roles at Mellon Bank. Ms. Larrimer also currently holds the positions on not for profit or for profit boards of directors as follows:
Director, Highmark Inc. (health insurance organization); Director, Modern
Executive Solutions (executive search and advisory solutions firm); Director and former Chair, Children’s Museum of Pittsburgh; Director and former
Chair, United Way of Southwestern Pennsylvania; and Emeritus Director,
Goodwill Industries Pittsburgh. Ms. Larrimer has held the positions of:
President, Duquesne Club of Pittsburgh; Trustee, Robert Morris University;
Director, PNC Foundation; and Director, numo (fintech incubator).
		$0	$320,000

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Other Directorships Held for Past Five Years, Previous Position(s) and Qualifications	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Hermes Complex (past calendar year)
Max F. Miller Birth Date: December 6, 1968 Trustee Indefinite Term Began serving: January 2025
Principal Occupations: Director or Trustee of the Federated Hermes
Complex; Associate Professor, Director of Entrepreneurial Studies,
Director–Ignite Business Incubator, Washington & Jefferson College.
Other Directorships Held: None.
Qualifications: Mr. Miller has served in several legal, business, and academic roles and directorship positions throughout his career. Mr. Miller serves as Associate Professor of Business & Entrepreneurship, Director of
Entrepreneurial Studies, and Director of Ignite Business Incubator at
Washington & Jefferson College. He also serves as President and Chief
Tasting Officer of Raise Your Spirits, an experiential engagement firm.
Mr. Miller previously served as Executive Vice President & Chief Operating
Officer of Urban Innovation 21, an economic development focused public-
private partnership; Director of VIP Experiences of MetroMe, a mobile app providing concierge services; Chief Administrative Officer and General
Counsel of Big Brothers Big Sisters of America; and Director of the
University of Pittsburgh School of Law’s Innovation Practice Institute. Prior
to those roles, Mr. Miller held various operations, marketing and legal leadership roles at H.J. Heinz Company and was an attorney for Federated
Investors, Inc. (now Federated Hermes, Inc.) from May 3, 1994, to
November 11, 1997.
		$0	$320,000
Frank J. Nasta Birth Date: October 11, 1964 Trustee Indefinite Term Began serving: January 2025
Principal Occupations: Director or Trustee of the Federated Hermes
Complex; Chair of the Mutual Fund Advisory Committee and the European
Fund Advisory Committee (industry forums sponsored by Broadridge
Financial Solutions, Inc.)[1] (Retired).
Other Directorships Held: None.
Qualifications: Mr. Nasta has served in various legal, compliance, and business roles in the investment management industry throughout his career. He previously was a Managing Director of JPMorgan Chase & Co.
and Head of Legal for the JPMorgan U.S. Mutual Funds business. Prior to joining J.P. Morgan, Mr. Nasta was a Partner, General Counsel, Corporate
Secretary and Member of the Board of Directors of J. & W. Seligman, an
investment management firm. Mr. Nasta previously served as the chair of the Investment Company Institute’s (the “ICI”) SEC Rules Committee, the
ICI’s Mutual Funds Conference Advisory Committee, and the Investment
Management Regulation Committee of the New York City Bar Association.
He also previously served as a Director of The International Preschools in
New York City.
1 Mr. Nasta served as Chair of these committees in the capacity of a non-employee consultant, has never been an employee of Broadridge
Financial Solutions, Inc., and has resigned from these positions, effective
December 31, 2024, in connection with his election to the Board.
		$0	$320,000
Thomas M. O’Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006
Principal Occupations: Director or Trustee and Chair of the Audit
Committee of the Federated Hermes Complex; Sole Proprietor, Navigator
Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity. Mr. O’Neill previously served as Chief Executive Officer and President, Managing
Director and Chief Investment Officer, Fleet Investment Advisors; President
and Chief Executive Officer, Aeltus Investment Management, Inc.; General
Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment
Officer, The Putnam Companies, Boston, MA; and Credit Analyst and
Lending Officer, Fleet Bank.
		$0	$387,000

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Other Directorships Held for Past Five Years, Previous Position(s) and Qualifications	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Hermes Complex (past calendar year)
Madelyn A. Reilly Birth Date: February 2, 1956 Trustee Indefinite Term Began serving: November 2020
Principal Occupations: Director or Trustee of the Federated Hermes
Complex; formerly, Senior Vice President for Legal Affairs, General Counsel
and Secretary of Board of Directors, Duquesne University (Retired).
Other Directorships Held: None.
Qualifications: Ms. Reilly has served in various business and legal management roles throughout her career. Ms. Reilly previously served as
Senior Vice President for Legal Affairs, General Counsel and Secretary of
Board of Directors and Director of Risk Management and Associate General
Counsel, Duquesne University. Prior to her work at Duquesne University,
Ms. Reilly served as Assistant General Counsel of Compliance and
Enterprise Risk as well as Senior Counsel of Environment, Health and
Safety, PPG Industries. Ms. Reilly currently serves as a member of the Board of Directors of UPMC Mercy Hospital, and as a member of the Board of
Directors of Catholic Charities, Pittsburgh, and as a member of the
Duquesne Kline Law School Advisory Board.
		$0	$352,000
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 1999
Principal Occupations: Director or Trustee of the Federated Hermes
Complex; Chairman and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); Chairman and Director, Manufacturers
Products, Inc. (distributor of portable construction heaters); Chairman,
Portable Heater Parts, a division of Manufacturers Products, Inc.; formerly,
President, Heat Wagon, Inc. and Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as President at Heat Wagon, Inc. (manufacturer of construction temporary heaters), Manufacturers Products, Inc. (distributor of portable construction heaters), and Portable Heater Parts, a division of
Manufacturers Products, Inc. Mr. Walsh previously served as Vice President,
Walsh & Kelly, Inc. (paving contractors).
		$0	$352,000
OFFICERS*
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
Jeremy D. Boughton Birth Date: September 29, 1976 Treasurer Officer since: March 2024
Principal Occupations: Principal Financial Officer and Treasurer of the Federated Hermes Complex; Senior Vice President,
Federated Administrative Services, Federated Administrative Services, Inc., Federated Advisory Services Company, Federated
Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment
Counseling, Federated Investment Management Company and Federated MDTA, LLC. Formerly, Controller, Federated Hermes,
Inc. and Financial and Operations Principal for Federated Securities Corp. Mr. Boughton has received the Certified Public
Accountant designation.
Previous Positions: Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer,
Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services,
Inc., Federated Securities Corp., Federated Advisory Services Company, Federated Equity Management Company of
Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment
Management Company, Federated MDTA, LLC and Federated Hermes (UK) LLP, as well as other subsidiaries of Federated
Hermes, Inc.

Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005
Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Hermes
Complex. He is Chief Legal Officer, Secretary and Executive Vice President, Federated Hermes, Inc.; Trustee and Senior Vice
President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and
President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and
Secretary, Federated Private Asset Management, Inc.; and Secretary, Federated Shareholder Services Company. Mr. Germain
joined Federated Hermes, Inc. in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Hermes,
Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Hermes, Inc.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015
Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Hermes Complex; Vice President
and Chief Compliance Officer of Federated Hermes, Inc. and Chief Compliance Officer of certain of its subsidiaries.
Mr. Van Meter joined Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Hermes, Inc. Prior to
joining Federated Hermes, Inc., Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.

Deborah A. Cunningham Birth Date: September 15, 1959 Chief Investment Officer Officer since: May 2004
Principal Occupations: Deborah A. Cunningham was named Chief Investment Officer of Federated Hermes’ money market products in 2004. She joined Federated Hermes in 1981 and has been a Senior Portfolio Manager since 1997 and an Executive
Vice President of the Fund’s Adviser since 2009. Ms. Cunningham has received the Chartered Financial Analyst designation and holds an M.S.B.A. in Finance from Robert Morris College.

*
Officers do not receive any compensation from the Fund.
In addition, the Fund has appointed an Anti-Money Laundering Compliance Officer.
DIRECTOR/TRUSTEE EMERITUS PROGRAM
The Board has created a position of Director/Trustee Emeritus, whereby a former Director/Trustee who was not an “interested person” of the Federated Hermes Funds and who has completed a minimum of five years of service as a Director/Trustee, may, in the sole discretion of the Independent Directors/Trustees, be recommended to the full Board of Directors/Trustees of the Fund to serve as Director/Trustee Emeritus.
A Director/Trustee Emeritus receives an annual fee in an amount equal to a percent of the annual base compensation paid to an Independent Director/Trustee. In the case of a Director/Trustee Emeritus who had previously served at least five years but less than 10 years as a Director/Trustee, the percent will be 10%. In the case of a Director/Trustee Emeritus who had previously served at least 10 years as a Director/Trustee, the percent will be 20%. The Director/Trustee Emeritus will be reimbursed for any expenses incurred in connection with their service, including expenses of travel and lodging incurred in attendance at Board meetings. If a Director/Trustee Emeritus is requested to perform services in addition to those specified below, the Director/Trustee Emeritus may, upon mutual agreement with the Board, be compensated beyond the amounts described above.
A Director/Trustee Emeritus will continue to receive relevant materials concerning the Funds, will be expected to attend at least one regularly scheduled quarterly meeting of the Board each year and may consult with the Board, any committee of the Board, or an individual Director/Trustee from time to time. A Director/Trustee Emeritus will not participate in separate meetings of the Independent Directors/Trustees. A Director/Trustee Emeritus does not serve in an advisory function as to investments by the Funds. A Director/Trustee Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Funds. A Director/Trustee Emeritus shall maintain all information received in such role as confidential.
A Director/Trustee Emeritus will be permitted to serve in such capacity at the sole discretion of the Independent Directors/Trustees, but the annual fee will cease to be paid at the end of the calendar year during which a Director/Trustee has attained the age of 80 years, thereafter the position will be honorary.
The following table shows the fees paid to each Director/Trustee Emeritus for the Fund’s most recently ended fiscal year and the portion of that fee paid by the Fund or Corporation/Trust.1
EMERITUS Trustees and Compensation
Director/Trustee Emeritus	Compensation From the Fund (past fiscal year)	Total Compensation Paid to Director/Trustee Emeritus[1] (past calendar year)
John T. Collins	$0	$64,000.00
Maureen Lally-Green	$0	$64,000.00
P. Jerome Richey	$0	$64,000.00
1
The fees paid to a Director/Trustee are allocated among the funds that were in existence at the time the Director/Trustee elected Emeritus status, based on each fund’s net assets at that time.

BOARD LEADERSHIP STRUCTURE
As required under the terms of certain regulatory settlements, the Chairman of the Board is not an interested person of the Fund and neither the Chairman, nor any firm with which the Chairman is affiliated, has a prior relationship with Federated Hermes or its affiliates or (other than his position as a Trustee) with the Fund.
Committees of the Board
Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Executive	J. Christopher Donahue G. Thomas Hough Madelyn A. Reilly John S. Walsh
In between meetings of the full Board, the Executive Committee generally may exercise all the powers of the full Board in the management and direction of the business and conduct of the affairs of the Trust in such manner as the Executive
Committee shall deem to be in the best interests of the Trust. However, the
Executive Committee cannot elect or remove Board members, increase or decrease the number of Trustees, elect or remove any Officer, declare dividends, issue shares or recommend to shareholders any action requiring shareholder approval.
One
Audit	John G. Carson Thomas M. O’Neill Madelyn A. Reilly John S. Walsh
The purposes of the Audit Committee are to oversee the accounting and financial reporting process of the Fund, the Fund’s internal control over financial reporting and the quality, integrity and independent audit of the Fund’s financial statements.
The Committee also oversees or assists the Board with the oversight of compliance with legal requirements relating to those matters, approves the engagement and reviews the qualifications, independence and performance of the Fund’s independent registered public accounting firm, acts as a liaison between the independent registered public accounting firm and the Board and reviews the Fund’s internal audit function.
Seven
Nominating	John G. Carson G. Thomas Hough Karen L. Larrimer Max F. Miller Frank J. Nasta Thomas M. O’Neill Madelyn A. Reilly John S. Walsh
The Nominating Committee, whose members consist of all Independent Trustees, selects and nominates persons for election to the Fund’s Board when vacancies occur. The Committee will consider candidates recommended by shareholders,
Independent Trustees, officers or employees of any of the Fund’s agents or service providers and counsel to the Fund. Any shareholder who desires to have an individual considered for nomination by the Committee must submit a recommendation in writing to the Secretary of the Fund, at the Fund’s address appearing on the back cover of this SAI. The recommendation should include the name and address of both the shareholder and the candidate and detailed information concerning the candidate’s qualifications and experience. In identifying and evaluating candidates for consideration, the Committee shall consider such factors as it deems appropriate. Those factors will ordinarily include: integrity, intelligence, collegiality, judgment, diversity, skill, business and other experience, qualification as an “Independent Trustee,” the existence of material relationships which may create the appearance of a lack of independence, financial or accounting knowledge and experience and dedication and willingness to devote the time and attention necessary to fulfill Board responsibilities.
One
BOARD’S ROLE IN RISK OVERSIGHT
The Board’s role in overseeing the Fund’s general risks includes receiving performance reports for the Fund and risk management reports from Federated Hermes’ Chief Risk Officer at each regular Board meeting. The Chief Risk Officer is responsible for enterprise risk management at Federated Hermes, which includes risk management committees for investment management and for investor services. The Board also receives regular reports from the Fund’s Chief Compliance Officer regarding significant compliance risks.
On behalf of the Board, the Audit Committee plays a key role overseeing the Fund’s financial reporting and valuation risks. The Audit Committee meets regularly with the Fund’s Principal Financial Officer and outside auditors, as well as with Federated Hermes’ Chief Audit Executive to discuss financial reporting and audit issues, including risks relating to financial controls.

Board Ownership Of Shares In The Fund And In The Federated Hermes Family Of Investment Companies As Of December 31, 2025
Interested Board Member Name	Dollar Range of Shares Owned in Federated Hermes Money Market Management Digital Treasury Fund	Aggregate Dollar Range of Shares Owned in Federated Hermes Family of Investment Companies
J. Christopher Donahue	None	Over $100,000
Thomas R. Donahue	None	Over $100,000
Independent Board Member Name
John G. Carson	None	$50,001 - $100,000
G. Thomas Hough	None	Over $100,000
Karen L. Larrimer	None	Over $100,000
Max F. Miller	None	None
Frank J. Nasta	None	None
Thomas M. O’Neill	None	Over $100,000
Madelyn A. Reilly	None	Over $100,000
John S. Walsh	None	Over $100,000
Investment Adviser
The Adviser conducts investment research and makes investment decisions for the Fund.
The Adviser is a wholly owned subsidiary of Federated Hermes.
The Adviser shall not be liable to the Trust or any Fund shareholder for any losses that may be sustained in the purchase, holding or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties imposed upon it by its contract with the Trust.
In December 2017, Federated Investors, Inc., now Federated Hermes, became a signatory to the Principles for Responsible Investment (PRI). The PRI is a voluntary and aspirational investor initiative in partnership with the United Nations Environment Programme Finance Initiative and the United Nations Global Compact. As a signatory to the PRI, Federated Hermes makes certain commitments with respect to evaluation of environmental, social and governance (ESG) issues with respect to its investments and implements those commitments where consistent with our fiduciary duties and relevant objectives. Being a signatory to the PRI is not legally binding and does not obligate Federated Hermes to take, or not take, any particular action as it relates to investment decisions or other activities.
In July 2018, Federated Investors, Inc., now Federated Hermes, acquired a majority interest in Federated Hermes Limited (FHL) (formerly, Hermes Fund Managers Limited), a pioneer of integrated ESG investing. Federated Hermes now owns 100% of FHL. FHL’s experience with ESG issues contributes to Federated Hermes’ understanding of material risks and opportunities these issues may present.
EOS at Federated Hermes, which was established as Hermes Equity Ownership Services Limited (EOS) in 2004 as an affiliate of FHL and Hermes Investment Management Limited, is a 50+ member engagement and stewardship affiliate that conducts long-term, objectives-driven dialogue with board and senior executive level representatives of approximately 1,000 unique issuers annually. Such interactions and engagements are undertaken to seek to improve long-term risk-adjusted returns, and to create long-term value for investors, consistent with applicable fiduciary duties and relevant objectives. The level of interaction with a company, governmental body or other entity (as applicable) can be subject to any limitations required, either explicitly or implicitly, in the jurisdiction in which a company, governmental body or other entity (as applicable) is domiciled in an effort to comply with applicable law and/or to avoid legal or regulatory risk for the Fund and/or investors. EOS at Federated Hermes Limited’s engagement seeks to address the most material ESG risks and opportunities through constructive and continuous discussions with the goal of improving long-term results for investors. Engagers’ deep understanding across sectors, themes and regional markets, along with language and cultural expertise, allows EOS to provide insights to companies on the merits of addressing ESG risks and the positive benefits of capturing opportunities. Federated Hermes investment management teams have access to the insights gained from understanding a company’s approach to these long-term strategic matters as an additional input to improve portfolio risk/return characteristics.

Services Agreement
Federated Advisory Services Company, an affiliate of the Adviser, provides certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund.
Intercompany Trading Agreement
The Adviser has entered into a trade execution services intercompany agreement by and among several affiliated Federated Hermes investment advisor subsidiaries (including, but not limited to, Federated Advisory Services Company) pursuant to which an affiliated investment advisor may provide or procure the provision of trade execution and broker-dealer selection services for client portfolios, including the Fund, in relation to securities that may be listed or traded on public markets, other trading venues or over-the-counter. Any such services provided by an affiliated investment advisor with respect to the Fund will be at the direction of, and in accordance with the direction of, the Adviser such that the affiliated investment advisor providing such services exercises no portfolio management discretion in relation to the Fund. The fee for any such services related to the Fund will be paid by the Adviser and not by the Fund.
Other Related Services
Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.
Code Of Ethics Restrictions On Personal Trading
As required by Rule 17j-1 of the Investment Company Act of 1940 and Rule 204A-1 under the Investment Advisers Act (as applicable), the Fund, its Adviser and its Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Fund Trustees and certain other employees. Although they do permit these people to trade in securities, including those that the Fund could buy, as well as Shares of the Fund, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.
Voting Proxies On Fund Portfolio Securities
The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund’s portfolio. The Board has also approved the Adviser’s policies and procedures for voting the proxies, which are described below.
Proxy Voting Policies
As an investment adviser with a fiduciary duty to the Fund and its shareholders, the Adviser’s general policy is to cast proxy votes in favor of management proposals and shareholder proposals that the Adviser anticipates will enhance the long-term value of the securities being voted in a manner that is consistent with the investment objectives of the Fund. Generally, this will mean voting for proposals that the Adviser believes will improve the management of a company, increase the rights or preferences of the voted securities, or increase the chance that a premium offer would be made for the company or for the voted securities. This approach to voting proxy proposals will be referred to hereafter as the “General Policy.”
The Adviser generally votes consistently on the same matter when securities of an issuer are held by multiple client portfolios. However, the Adviser may vote differently if a client’s investment objectives differ from those of other clients or if a client explicitly instructs the Adviser to vote differently.
The following examples illustrate how the General Policy may apply to the most common management proposals and shareholder proposals. However, whether the Adviser supports or opposes a proposal will always depend on a thorough understanding of the Fund’s investment objectives and the specific circumstances described in the proxy statement and other available information.
Corporate Governance
On matters related to the board of directors, generally, the Adviser will vote to elect nominees to the board in uncontested elections except in certain circumstances, such as where the director: (1) has not attended at least 75% of the board meetings during the previous year; (2) serves as the company’s chief financial officer, unless the company is headquartered in the UK or Ireland where this is market practice; (3) has become “overboarded” (i.e., more than five public company boards for retired executives and more than two such boards for CEOs); (4) is a non-independent, non-executive director on the board of a U.S. domestic issuer where less than two-thirds of the directors are independent; (5) is a non-independent, non-executive director on the board of a foreign issuer where less than half of the directors are independent; (6) is a non-independent member of the audit committee; (7) is the chair of the nominating or governance committee when the roles of chair of the board and CEO are combined and there is no lead independent director; (8) served on the compensation committee during a period in which compensation appears excessive relative to performance and peers; or (9) served on a board that did not implement a shareholder proposal that the Adviser supported and received more than 50% shareholder support the previous year.

In addition, the Adviser will generally vote in favor of: (10) a full slate of directors, where the directors are elected as a group and not individually, unless more than half of the nominees are not independent; (11) shareholder proposals to declassify the board of directors; (12) shareholder proposals to require a majority voting standard in the election of directors; (13) shareholder proposals to separate the roles of chair of the board and CEO; (14) a proposal to require a company’s audit committee to be comprised entirely of independent directors; and (15) shareholder proposals to eliminate supermajority voting requirements in company bylaws.
On other matters of corporate governance, generally, the Adviser will vote: (1) in favor of proposals to grant shareholders the right to call a special meeting if owners of at least 10% of the outstanding stock agree; (2) on a case-by-case basis for shareholder proposals to grant shareholders the right to act by written consent when the company does not already grant shareholders the right to call a special meeting; (3) on a case-by-case basis for proposals to adopt or amend shareholder rights plans (also known as “poison pills”); and (4) in favor of shareholder proposals calling for “Proxy Access,” that is, a bylaw change allowing shareholders owning at least 3% of the outstanding common stock for at least three years to nominate candidates for election to the board of directors.
Notwithstanding the above, the Adviser may vote in a manner that diverges from the General Policy based on its evaluation of the specific facts and circumstances of the vote. For example, if a Federated Hermes investment professional has insights into a proxy voting issue as it relates to a specific portfolio company, the investment professional may determine to vote in a manner that contravenes the guidelines set out in the General Policy. The process for casting such votes will be overseen by the Proxy Voting Committee. See further the Proxy Voting Procedures below.
Shareholder Proposals on Environmental and Social Issues
The Adviser will vote shareholder proposals of an environmental or social nature on a case-by-case basis. The Adviser’s general approach to analyzing these proposals calls for considering the language of the proposal, and whether it is overly prescriptive, the financial materiality of the proposal’s objective and the practices followed by the company’s industry peers. This analysis utilizes research reports from the Adviser’s proxy service providers, company filings, as well as reports published by the company and other outside organizations.
Environmental
The Adviser will generally support proposals calling for enhanced reporting on the company’s business practices, including policies, strategic initiatives and oversight mechanisms, related to environmental risks. To reach a final voting decision, the Adviser will take into consideration:
■ The company’s current level of publicly available disclosure;
■ Whether the company has formally committed to implementation of a reporting program based on well-established, generally accepted frameworks;
■ Whether the company’s current level of disclosure is comparable to that of industry peers; and
■ Whether there are significant controversies or litigation associated with the company’s environmental performance.
Social
The Adviser will generally support resolutions in the social category when they call for measures to enhance disclosure that would enable investors to make high-quality risk assessments of the company’s social issues, such as their human capital management practices. The Adviser will generally oppose proposals calling for a change in the company’s product line or methods of distribution.
Political Activities
The Adviser will generally support enhanced disclosure of policies, practices and oversight of corporate political activity when the current level of disclosure falls short of disclosure provided by industry peers. The Adviser will oppose proposals prohibiting the company’s participation in any part of the political process, such as making political contributions and joining trade associations.
Capital Structure
On matters of capital structure, generally, the Adviser will vote: (1) on a case-by-case basis for proposals to authorize the issuance of new shares if not connected to an M&A transaction and the potential dilution is more than 10%; (2) against proposals to create multiple-class voting structures where one class has superior voting rights to the other classes; (3) in favor of proposals to authorize reverse stock splits unless the amount of authorized shares is not also reduced proportionately. Some foreign issuers annually request shareholders to approve general share issuance authorities as a matter of routine business. On these matters, the Adviser will vote in favor of proposals to authorize issuance of shares with and without pre-emptive rights unless the size of the authorities would unreasonably dilute existing shareholders.

Executive Compensation
Votes on executive compensation come in many forms, including, but not limited to: advisory votes on U.S. executive compensation plans (“Say On Pay”); advisory and binding votes on the design or implementation of non-U.S. executive remuneration plans; and votes to approve new equity plans or amendments to existing plans. Generally, the Adviser will support compensation arrangements that are believed to sufficiently align executive compensation outcomes with the company’s long-term performance.
Say On Pay
The Adviser will generally vote in favor of these proposals unless the plan has failed to align executive compensation with corporate performance, or the design of the plan is likely to lead to misalignment in the future. We support the principle of an annual shareholder vote on executive pay and will generally vote accordingly on proposals which set the frequency of the Say On Pay vote.
Remuneration Policy
In some markets, shareholders are provided a vote on the remuneration policy, which sets out the structural elements of a company’s executive compensation plan on a forward-looking basis. The Adviser will generally support these proposals unless:
■ The design of the remuneration policy fails to appropriately link executive compensation with corporate performance and shareholder value;
■ Total compensation appears excessive relative to the company’s industry peer group considering local market dynamics; or
■ There is insufficient disclosure to enable an informed judgment, particularly as it relates to the disclosure of the maximum amounts of compensation that may be awarded.
Remuneration Report
Markets with remuneration policy proposals typically also feature proposals which request shareholders to approve the annual remuneration report. The remuneration report provides shareholders with details concerning the implementation in the previous year of the remuneration policy. The Adviser will generally support these proposals unless:
■ Implementation decisions during the period in question are not appropriately aligned with corporate performance and shareholder value; or
■ The level of disclosure is not sufficient to permit an evaluation of the company’s pay practices in the period covered by the report.
Equity Plans
The Adviser will generally vote in favor of equity plan proposals unless they:
■ Result in unreasonable dilution to existing shareholders;
■ Permit replacement of “underwater” options with new options on more favorable terms for the recipient; or
■ Omit the criteria for determining the granting or vesting of awards.
M&A Activity
On matters relating to corporate transactions, the Adviser will generally vote in favor of mergers, acquisitions, and sales of assets if the Adviser’s analysis of the proposed business strategy and the transaction price would have a positive impact on the total return for shareholders.
Contested Elections
If a shareholders meeting is contested–that is, shareholders are presented with director nominees from company management and nominees from one or more dissident shareholders–the Adviser will analyze the proposed business strategies of both groups and vote in a way that maximizes expected total return for the Fund.
Cost/Benefit Analysis
In addition, the Adviser will not vote any proxy if it determines that the consequences or costs of voting outweigh the potential benefit of voting. For example, if a foreign market requires shareholders voting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period), the Adviser will not vote proxies for such shares. In addition, the Adviser is not obligated to incur any expense to send a representative to a shareholder meeting or to translate proxy materials into English.

Securities Lending Recall
To the extent that the Adviser is permitted to loan securities, the Adviser does not have the right to vote on securities while they are on loan. However, the Adviser will take all reasonable steps to recall shares prior to the record date when the meeting concerns issues that the Adviser believes materially affect shareholder value, provided that the Adviser considers that the benefits of voting on the securities are greater than the associated costs, including the opportunity cost of the lost revenue that would otherwise be generated by the loan. There can be no assurance that the Adviser will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.
Issuer Feedback
The Adviser will consider feedback from issuers on the voting recommendations of the Adviser’s proxy service provider(s) if the feedback is provided at least five days before the voting cut-off date.
Best Efforts
If proxies are not delivered in a timely or otherwise appropriate basis, the Adviser may not be able to vote a particular proxy.
For an Adviser that employs a quantitative investment strategy for certain funds or accounts that does not make use of qualitative research (“Non-Qualitative Accounts”), the Adviser may not have the kind of research to make decisions about how to vote proxies for them. Therefore, the Adviser will vote the proxies of these Non-Qualitative Accounts as follows: (a) in accordance with the Standard Voting Instructions (defined below); (b) if the Adviser is casting votes for the same proxy on behalf of a regular qualitative account and a Non-Qualitative Account, the Non-Qualitative Account would vote in the same manner as the regular qualitative account; (c) if neither of the first two conditions apply, as the proxy service provider is recommending; and (d) if none of the previous conditions apply, as recommended by the Proxy Voting Committee.
Proxy Voting Procedures
The Adviser has established a Proxy Voting Committee (“Proxy Committee”), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies. To assist it in carrying out the day-to-day operations related to proxy voting, the Proxy Committee has created the Proxy Voting Management Group (PVMG). The day-to-day operations related to proxy voting are carried out by the Proxy Voting Team (PVT) and overseen by the PVMG. The PVT comprises a team of professionals who specialize in proxy voting and corporate governance best practices. In addition to managing the operational aspects of proxy vote execution, the PVT’s responsibilities include: engaging with investee companies on proxy voting and corporate governance matters; managing the relationship with, and monitoring the effectiveness of, Federated Hermes’ proxy service providers, and reporting on these to the PVMG and the Proxy Committee; providing input on specific case-by-case vote decisions made by the Adviser’s investment professionals; facilitating the proxy voting process, including by presenting the proxy voting decisions made by the Adviser’s investment professionals to the Proxy Committee; preparing proxy voting data for filing on Form N-PX with the U.S. Securities and Exchange Commission; providing proxy voting reports to clients and investment companies as they are requested from time to time; and, keeping the Proxy Committee informed of any emerging or developing issues related to corporate governance and proxy voting to guide future policy development.
The Adviser has compiled a list of specific voting instructions based on the General Policy (the “Standard Voting Instructions”). The Standard Voting Instructions and any modifications to them are approved by the Proxy Committee. The Standard Voting Instructions may call for an investment professional to review the ballot question and provide a voting recommendation to the Proxy Committee. The foregoing notwithstanding, the Proxy Committee always has the authority to determine a final voting decision.
The Adviser has hired a proxy voting service provider to perform various proxy voting related administrative services such as ballot reconciliation, vote processing, and recordkeeping functions. The Proxy Committee has supplied the proxy service provider with the Standard Voting Instructions. The Proxy Committee retains the right to modify the Standard Voting Instructions at any time or to vote contrary to them at any time to cast proxy votes in a manner that the Proxy Committee believes is in accordance with the General Policy. If the Standard Voting Instructions require case-by-case handling for a proposal, the PVT will work with the investment professionals and the proxy service provider to develop a voting recommendation for the Proxy Committee and to communicate the Proxy Committee’s final voting decision to the proxy service provider. Further, if the Standard Voting Instructions require the PVT to analyze a ballot question and make the final voting decision, the PVT will report such votes to the Proxy Committee on a quarterly basis for review.
Conflicts of Interest
The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Adviser or Distributor. This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote.

A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to below as an “Interested Company.”
The Adviser has implemented the following procedures to avoid concerns that the conflicting interests of the Adviser or its affiliates have influenced proxy votes. Any employee of the Adviser or its affiliates who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the proxy will be voted. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. This requirement includes engagement meetings with investee companies and does not include communications with proxy solicitation firms. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the Standard Voting Instructions already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the Standard Voting Instructions require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose annually to the Fund’s Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did. In certain circumstances it may be appropriate for the Adviser to vote in the same proportion as all other shareholders, as to not affect the outcome beyond helping to establish a quorum at the shareholders’ meeting. This is referred to as “proportional voting.” If the Fund owns shares of another Federated Hermes mutual fund, generally the Adviser will proportionally vote the client’s proxies for that fund or seek direction from the Board or the client on how the proposal should be voted. If the Fund owns shares of an unaffiliated mutual fund, the Adviser may proportionally vote the Fund’s proxies for that fund depending on the size of the position. If the Fund owns shares of an unaffiliated exchange-traded fund, the Adviser will proportionally vote the Fund’s proxies for that fund.
Downstream Affiliates
If the Proxy Committee gives further direction, or seeks to vote contrary to the Standard Voting Instructions, for a proxy relating to a portfolio company in which the Fund owns more than 10% of the portfolio company’s outstanding voting securities at the time of the vote (“Downstream Affiliate”), the Proxy Committee must first receive guidance from counsel to the Proxy Committee as to whether any relationship between the Adviser and the portfolio company, other than such ownership of the portfolio company’s securities, gives rise to an actual conflict of interest. If counsel determines that an actual conflict exists, the Proxy Committee must address any such conflict with the executive committee of the board of directors or trustees of any investment company client prior to taking any action on the proxy at issue.
Proxy Advisors’ Conflicts of Interest
Proxy advisory firms may have significant business relationships with the subjects of their research and voting recommendations. For example, a significant vendor for a proxy advisory firm may be a public company with an upcoming shareholders’ meeting, and the proxy advisory firm has published a research report which includes voting recommendations. In another example, a proxy advisory firm consulting client may be a public company on which the proxy advisory firm will write a research report, with voting recommendations, for its institutional clients. These and similar situations give rise to an actual or apparent conflict of interest.
To mitigate concerns that the conflicting interests of proxy advisory firms have influenced their proxy voting recommendations, the Adviser will take the following steps:
■ A due diligence team made up of employees of the Adviser and/or its affiliates will meet with its primary proxy advisor on an annual basis and determine through a review of their policies and procedures and through inquiry that they have established a system of internal controls that provide reasonable assurance that their voting recommendations are not influenced by their various conflicts of interest.
■ If a proxy advisory firm provides material consulting services to corporate issuers, the PVT will annually review a sample of the proxy advisor’s research reports on those issuers which are consulting clients to assess potential bias in its voting recommendations. If evidence of bias is found, the results of the examination will be presented to the Proxy Voting Management Group and a decision would be made as to the further use of that advisory firm’s research reports.

■ Whenever the standard voting guidelines call for voting a proposal in accordance with a proxy advisory firm’s recommendation and the proxy advisory firm has disclosed that they have a conflict of interest with respect to that issuer, the PVT will take the following steps: (a) the PVT will obtain a copy of the research report published by an alternative proxy advisory firm for that issuer; and (b) the Director of Proxy Voting, or their designee, will review both proxy advisory firm research reports and determine what vote will be cast. The PVT will report all proxies voted in this manner to the Proxy Committee on a quarterly basis. Alternatively, the PVT may seek direction from the Committee on how the proposal shall be voted.
Proxy Voting Report
A report on “Form N-PX” of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedHermes.com/us/FundInformation. Form N-PX filings are also available (i) without charge, upon request, by calling the Fund at (508) 871-3572 or toll free at (866) 858-2195 and (ii) on the SEC’s website at sec.gov.
PORTFOLIO HOLDINGS INFORMATION
Information concerning the Fund’s portfolio holdings is available via the link to the Fund and share class name at FederatedHermes.com/us. Such information is posted on the website five business days after both mid-month and month-end then remains posted on the website for six months thereafter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include effective average maturity of the Fund’s portfolio and/or percentage breakdowns of the portfolio by credit quality tier, effective maturity range and type of security. The Fund’s WAM and WAL, Shadow NAV (market-based value of the Fund’s portfolio), Daily and Weekly Liquid Assets and Daily Flows are posted every business day and remain posted on the website for six months thereafter. The Fund also publishes an unaudited schedule of its holdings on a daily basis on a one business day lag. The most recent daily holdings information will be available on the website until at least the next publication date.
You may also access portfolio information via the link to the Fund and share class name at FederatedHermes.com/us. The Fund’s Form N-CSR contains complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters. These reports are also available on the SEC’s website at sec.gov.
The Fund files with the SEC a complete schedule of its portfolio holdings as of the close of each month on “Form N-MFP.” Form N-MFP is available on the SEC’s website at sec.gov. You may access Form N-MFP via the link to the Fund and share class name at FederatedHermes.com/us.
The disclosure policy of the Fund and the Adviser prohibits the disclosure of portfolio holdings information to any investor or intermediary before the same information is made available to other investors. Employees of the Adviser or its affiliates who have access to nonpublic information concerning the Fund’s portfolio holdings are prohibited from trading securities on the basis of this information. Such persons must report all personal securities trades and obtain pre-clearance for all personal securities trades other than mutual fund shares.
Firms that provide administrative, custody, financial, accounting, legal or other services to the Fund may receive nonpublic information about Fund portfolio holdings for purposes relating to their services. The Fund may also provide portfolio holdings information to publications that rate, rank or otherwise categorize investment companies. Traders or portfolio managers may provide “interest” lists to facilitate portfolio trading if the list reflects only that subset of the portfolio for which the trader or portfolio manager is seeking market interest. A list of service providers, publications and other third parties who may receive nonpublic portfolio holdings information appears in the Appendix to this SAI.
The furnishing of nonpublic portfolio holdings information to any third party (other than authorized governmental or regulatory personnel) requires the prior approval of the President of the Adviser and of the Chief Compliance Officer of the Fund. The President of the Adviser and the Chief Compliance Officer will approve the furnishing of nonpublic portfolio holdings information to a third party only if they consider the furnishing of such information to be in the best interests of the Fund and its shareholders. In that regard, and to address possible conflicts between the interests of Fund shareholders and those of the Adviser and its affiliates, the following procedures apply. No consideration may be received by the Fund, the Adviser, any affiliate of the Adviser or any of their employees in connection with the disclosure of portfolio holdings information. Before information is furnished, the third party must sign a written agreement that it will safeguard the confidentiality of the information, will use it only for the purposes for which it is furnished and will not use it in connection with the trading of any security. Persons approved to receive nonpublic portfolio holdings information will receive it as often as necessary for the purpose for which it is provided. Such information may be furnished as frequently as daily and often with no time lag between the date of the information and the date it is furnished. The Board receives and reviews annually a list of the persons who receive nonpublic portfolio holdings information and the purposes for which it is furnished.

Brokerage Transactions And Investment Allocation
When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. Fixed-income securities are generally traded in an over-the-counter market on a net basis (i.e., without commission) through dealers acting as principal or in transactions directly with the issuer. Dealers derive an undisclosed amount of compensation by offering securities at a higher price than they bid for them. Some fixed-income securities may have only one primary market maker. The Adviser seeks to use dealers it believes to be actively and effectively trading the security being purchased or sold, but may not always obtain the lowest purchase price or highest sale price with respect to a security. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund’s Board.
Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser. When the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund. Investment decisions, and trading, for certain separately managed or wrap-fee accounts, and other accounts, of the Adviser and/or certain investment adviser affiliates of the Adviser are generally made, and conducted, independently from the Fund. It is possible that such independent trading activity could adversely impact the prices paid or received and/or positions obtained or disposed of by the Fund.
Administrator
Federated Administrative Services (FAS), a subsidiary of Federated Hermes, provides administrative personnel and services, including certain legal, compliance and financial administrative services (“Administrative Services”), necessary for the operation of the Fund. FAS provides Administrative Services for a fee based upon the rates set forth below paid on the average daily net assets of the Fund. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Hermes funds subject to a fee under the Administrative Services Agreement with FAS. FAS is also entitled to reimbursement for certain out-of-pocket expenses incurred in providing Administrative Services to the Fund.
Administrative Services Fee Rate	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Custodian
The Bank of New York Mellon, New York, New York, is custodian for the securities and cash of the Fund.
Transfer Agent And Dividend Disbursing Agent
The Bank of New York Mellon, the Fund’s registered transfer agent, maintains all necessary shareholder records.
Independent Registered Public Accounting Firm
The independent registered public accounting firm for the Fund, KPMG LLP, conducts its audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require it to plan and perform its audits to provide reasonable assurance about whether the Fund’s financial statements and financial highlights are free of material misstatement.
Fees are allocated among classes based on their pro rata share of Fund assets, except for marketing (“Rule 12b-1”) fees and shareholder services fees, which are borne only by the applicable class of Shares.
Securities Lending Activities
The Fund does not participate in a securities lending program and did not engage in any securities lending activities during the Fund’s most recent fiscal year.
Financial Information
The Fund became effective on March 5, 2026 and its first fiscal year will end on January 31, 2027. Accordingly, no financial information is yet available for the Fund.

Addresses
Federated Hermes Money Market Management Digital Treasury Fund
RESERVE SHARES
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Distributor
Federated Securities Corp.
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
Investment Adviser
Federated Investment Management Company
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
Custodian, Transfer Agent and Dividend Disbursing Agent
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, MA 02111

Appendix
The following is a list of persons, other than the Adviser and its affiliates, that have been approved to receive nonpublic portfolio holdings information concerning the Federated Hermes Complex; however, certain persons below might not receive such information concerning the Fund:
CUSTODIAN(S)
The Bank of New York Mellon
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
LEGAL COUNSEL
Kirkland & Ellis LLP
K&L Gates LLP
Financial PrinterS
Broadridge Investor Communication Solutions, Inc.
Donnelley Financial Solutions
Proxy Voting Administrator
Glass Lewis & Co., LLC
SECURITY PRICING SERVICES
Bloomberg L.P.
S&P Global Ratings
JPMorgan PricingDirect
London Stock Exchange Group PLC (LSEG)
RATINGS AGENCIES
Fitch Ratings, Inc.
Moody’s Investors Service, Inc.
S&P Global Ratings
Other SERVICE PROVIDERS
Other types of service providers that have been approved to receive nonpublic portfolio holdings information include service providers offering, for example, trade order management systems, portfolio analytics, or performance and accounting systems, such as:
ACA Technology Surveillance, Inc.
Bank of America
Bank of New York Mellon Corporation
Bloomberg L.P.
Charles River Development
Citibank, N.A.
Eagle Investment Systems LLC
Electra Information Systems
FactSet Research Systems Inc.
FISGlobal
Institutional Shareholder Services
Investortools, Inc.
MSCI ESG Research LLC
PricewaterhouseCoopers
Star Compliance
Sustainalytics U.S. Inc.